LOAN AND SECURITY AGREEMENT THIS LOAN AND SECURITY AGREEMENT (as the same may from time to time be amended, modified, supplemented or restated, this “Agreement”) dated as of December 30, 2024 (the “Effective Date”) among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 115 South Union Street, Suite 300, Alexandria, VA 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 hereof or otherwise a party hereto from time to time including Oxford in its capacity as a Lender, OXFORD FINANCE CREDIT FUND II LP, by its manager Oxford Finance Advisors, LLC, with an office located at 115 South Union Street, Suite 300, Alexandria, VA 22314 (“OFCF II”) and OXFORD FINANCE CREDIT FUND III LP, by its manager Oxford Finance Advisors, LLC, with an office located at 115 South Union Street, Suite 300, Alexandria, VA 22314 (“OFCF III”) (each a “Lender” and collectively, the “Lenders”), and CENTESSA PHARMACEUTICALS HOLDINGS, INC., a Delaware corporation with offices located at 1 Federal Street, 38th Floor, Boston, MA 02110, CENTESSA BIOSCIENCES, INC., a Delaware corporation with offices located at 1 Federal Street, 38th Floor, Boston, MA 02110 and CENTESSA PHARMACEUTICALS, LLC, a Delaware limited liability company with offices located at 1 Federal Street, 38th Floor, Boston, MA 02110 (individually and collectively, jointly and severally, “Borrower”), provides the terms on which the Lenders shall lend to Borrower and Borrower shall repay the Lenders. The parties agree as follows: 1. ACCOUNTING AND OTHER TERMS 1.1 Accounting terms not defined in this Agreement shall be construed in accordance with GAAP. Calculations and determinations must be made in accordance with GAAP. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 13. All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code to the extent such terms are defined therein. All references to “Dollars” or “$” are United States Dollars, unless otherwise noted. 2. LOANS AND TERMS OF PAYMENT 2.1 Promise to Pay. Borrower hereby unconditionally promises to pay each Lender, the outstanding principal amount of all Term Loans advanced to Borrower by such Lender and accrued and unpaid interest thereon and any other amounts due hereunder as and when due in accordance with this Agreement. 2.2 Term Loans. (a) Availability. (i) Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, to make term loans to Borrower on the Effective Date in an aggregate amount of One Hundred Ten Million Dollars ($110,000,000.00) according to each Lender’s Term A Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term A Loan”, and collectively as the “Term A Loans”). After repayment, no Term A Loan may be re-borrowed. (ii) Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, during the Second Draw Period, to make term loans to Borrower in an aggregate amount up to Forty Million Dollars ($40,000,000.00) according to each Lender’s Term B Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term B Loan”, and collectively as the “Term B Loans”). After repayment, no Term B Loan may be re-borrowed. (iii) Subject to the terms and conditions of this Agreement, the Lenders may, in their sole discretion upon Borrower’s request, agree to make term loans to Borrower in an aggregate amount equal to Fifty Million Dollars ($50,000,000.00) in a single advance prior to the Amortization Date and, if made, according to a commitment schedule to be provided by the Lenders prior to the Funding Date of such term loans (such term loans are hereinafter referred to singly as a “Term C Loan”, and collectively as the “Term C Loans”; each Term A Loan, Term B Loan, Term C Loan is hereinafter referred to singly as a “Term Loan”, and the Term A Loans, the Term B

Loans, the Term C Loans are hereinafter referred to collectively as the “Term Loans”). After repayment, no Term C Loan may be re-borrowed. (b) Repayment. Borrower shall make monthly payments of interest only commencing on the first (1st) Payment Date following the first full calendar month to occur after the Funding Date of each Term Loan, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date. Borrower agrees to pay, on the Funding Date of each Term Loan as a deduction from the amounts borrowed on such date, any initial partial monthly interest payment otherwise due for the period between the Funding Date of such Term Loan and the last calendar day of the month in which such Term Loan funds. Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal, together with applicable interest, in arrears, to Collateral Agent, for payment to each Lender in accordance with its respective Pro Rata Share, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (i) the amount of such Lender’s Term Loan, (ii) the effective rate of interest, as determined in Section 2.3(a), and (iii) a repayment schedule equal to eleven (11) months with respect each Term Loan. All unpaid principal and accrued and unpaid interest with respect to each Term Loan is due and payable in full on the Maturity Date. Each Term Loan may only be prepaid in accordance with Sections 2.2(c) and 2.2(d). (c) Mandatory Prepayments. If the Term Loans are accelerated following the occurrence of an Event of Default, Borrower shall immediately pay to Collateral Agent, for payment to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of: (i) all outstanding principal of the Term Loans plus accrued and unpaid interest thereon through the prepayment date, (ii) the Final Payment, (iii) the Prepayment Fee, plus (iv) all other Obligations that are due and payable, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts. Notwithstanding (but without duplication with) the foregoing, on the Maturity Date, if the Final Payment had not previously been paid in full in connection with the prepayment of the Term Loans in full, Borrower shall pay to Collateral Agent, for payment to each Lender in accordance with its respective Pro Rata Share, the Final Payment in respect of the Term Loan(s). (d) Permitted Prepayment of Term Loans. (i) Borrower shall have the option to prepay all, but not less than all, of the Term Loans advanced by the Lenders under this Agreement, provided Borrower (1) provides written notice to Collateral Agent of its election to prepay the Term Loans at least ten (10) Business Days prior to such prepayment, and (2) pays to the Collateral Agent on the date of such prepayment, for payment to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of (A) all outstanding principal of the Term Loans plus accrued and unpaid interest thereon through the prepayment date, (B) the Final Payment, (C) the Prepayment Fee, plus (D) all other Obligations that are due and payable, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts; provided that any such notice may be contingent upon the consummation of a refinancing or other conditional event and such notice may otherwise be extended or revoked by Borrower if such refinancing or other conditional event is not consummated. (ii) Notwithstanding anything herein to the contrary, Borrower shall also have the option to prepay part of Term Loans advanced by the Lenders under this Agreement, provided Borrower (i) provides written notice to Collateral Agent of its election to prepay the Term Loans at least five (5) Business Days prior to such prepayment, (ii) prepays such part of the Term Loans in a denomination that is a whole number multiple of Five Million Dollars ($5,000,000.00), (iii) makes no more than one (1) prepayment in any given calendar quarter, and (iv) pays to the Collateral Agent, on the date of such prepayment, for payment to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of (A) the portion of outstanding principal of such Term Loans plus all accrued and unpaid interest on the amount to be prepaid, (B) the Final Payment with respect to the portion of Term Loans to be prepaid, and (C) the applicable Prepayment Fee with respect to the portion of such Term Loans being prepaid. For the purposes of clarity, any partial prepayment shall be applied pro-rata to all outstanding amounts under each Term Loan, and shall be applied pro-rata within each Term Loan tranche to reduce amortization payments under Section 2.2(b) on a pro-rata basis; provided that any such notice may be contingent upon the consummation of a refinancing or other conditional event and such notice may otherwise be extended or revoked by Borrower if such refinancing or other conditional event is not consummated.

2.3 Payment of Interest on the Credit Extensions. (a) Interest Rate. Subject to Section 2.3(b), the principal amount outstanding under the Term Loans shall accrue interest at a floating per annum rate equal to the Basic Rate, determined by Collateral Agent, which interest shall be payable monthly in arrears in accordance with Sections 2.2(b) and 2.3(e). Interest shall accrue on each Term Loan commencing on, and including, the Funding Date of such Term Loan, and shall accrue on the principal amount outstanding under such Term Loan through and including the day on which such Term Loan is paid in full. (b) Default Rate. Immediately upon the occurrence and during the continuance of an Event of Default, Obligations shall accrue interest at a floating per annum rate equal to the rate that is otherwise applicable thereto plus three percentage points (3.00%) (the “Default Rate”). Payment or acceptance of the increased interest rate provided in this Section 2.3(b) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Collateral Agent. (c) 360-Day Year. Interest shall be computed on the basis of a three hundred sixty (360) day year, and the actual number of days elapsed. (d) Debit of Accounts. Collateral Agent may debit (or ACH) any Deposit Accounts, maintained by Borrower or any of its Subsidiaries, including the Designated Deposit Account, but excluding any Excluded Account, for principal and interest payments or any other amounts Borrower owes to Collateral Agent under the Loan Documents when due; provided, however, that Collateral Agent or the applicable Lender will make commercially reasonable efforts to send a prior notice to Borrower before making a debit (or ACH) in case of any amounts other than the amounts owed for principal or interest payments (but which principal and interest payments shall be deducted in accordance with the applicable amortization tables attached to the Disbursement Letters, as updated monthly to reflect the SOFR changes). Any such debits (or ACH activity) shall not constitute a set-off. (e) Payments. Except as otherwise expressly provided herein, all payments by Borrower under the Loan Documents shall be made to Collateral Agent (and Collateral Agent shall then make payments to the respective Lender to which such payments are owed), at Collateral Agent’s office in immediately available funds on the date specified herein. Unless otherwise provided, interest is payable monthly on the Payment Date of each month. Payments of principal and/or interest received after 2:00 p.m. Eastern time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest, as applicable, shall continue to accrue until paid. All payments to be made by Borrower hereunder or under any other Loan Document, including payments of principal and interest, and all fees, expenses, indemnities and reimbursements, shall be made without set-off, recoupment or counterclaim, in lawful money of the United States and in immediately available funds. 2.4 Secured Promissory Notes. The Term Loans shall be evidenced by a Secured Promissory Note or Notes in the form attached as Exhibit D hereto (each a “Secured Promissory Note”), and shall be repayable as set forth in this Agreement. Borrower irrevocably authorizes each Lender to make or cause to be made, on or about the Funding Date of any Term Loan or at the time of receipt of any payment of principal on such Lender’s Secured Promissory Note, an appropriate notation on such Lender’s Secured Promissory Note Record reflecting the making of such Term Loan or (as the case may be) the receipt of such payment. The outstanding amount of each Term Loan set forth on such Lender’s Secured Promissory Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender’s Secured Promissory Note Record shall not limit or otherwise affect the obligations of Borrower under any Secured Promissory Note or any other Loan Document to make payments of principal of or interest on any Secured Promissory Note when due. Upon receipt of an affidavit of an officer of a Lender as to the loss, theft, destruction, or mutilation of its Secured Promissory Note, Borrower shall issue, in lieu thereof, a replacement Secured Promissory Note in the same principal amount thereof and of like tenor. 2.5 Fees. Borrower shall pay to Collateral Agent: (a) Good Faith Deposit. An amount of One Hundred Thousand Dollars ($100,000.00) has been received by Collateral Agent as a good faith deposit from Borrower on or about December 4, 2024, which amount shall be applied towards the Lenders’ Expenses payable under Section 2.5(e) that have been incurred through the

Effective Date and such Lenders’ Expenses payable under Section 2.5(e) shall be set off by the amount received by Collateral Agent under this Section 2.5(a). For the purposes of clarity, Borrower shall be responsible for the entire amount of the Lenders’ Expenses payable under Section 2.5(e). A further amount of Seven Hundred Seventy Two Thousand Nine Hundred Seventy Four Dollars and fifty-eight cents ($772,974.58) was received by Collateral Agent on December 27, 2024 and such amount shall be applied as set forth in the Disbursement Letter, dated as of Effective Date. (b) Facility Fee. A non-refundable facility fee of Seven Hundred Fifty Thousand Dollars ($750,000.00) to be shared between the Lenders pursuant to their respective Commitment Percentages payable as follows: (i) Five Hundred Fifty Thousand Dollars ($550,000.00) of the facility fee shall be fully earned due and payable on the Effective Date and (ii) the remaining Two Hundred Thousand Dollars ($200,000) of the facility fee shall be fully earned and due and payable on the Funding Date of the Term B Loan; (c) Final Payment. The Final Payment, when due hereunder, to be shared between the Lenders in accordance with their respective Pro Rata Shares; (d) Prepayment Fee. The Prepayment Fee, when due hereunder, to be shared between the Lenders in accordance with their respective Pro Rata Shares; and (e) Lenders’ Expenses. All Lenders’ Expenses incurred through the Effective Date on the Funding Date as a deduction from the amounts borrowed on such date and after the Effective Date, when due. 2.6 Withholding. Payments received by the Lenders from Borrower hereunder will be made free and clear of and without deduction for any and all present or future Taxes. Specifically, however, if at any time any Governmental Authority, applicable law, regulation or international agreement requires Borrower to make any withholding or deduction other than Excluded Taxes from any such payment or other sum payable hereunder to the Lenders, Borrower hereby covenants and agrees that the amount due from Borrower with respect to such payment or other sum payable hereunder will be increased to the extent necessary to ensure that, after the making of such required withholding or deduction, each Lender receives a net sum equal to the sum which it would have received had no withholding or deduction been required and Borrower shall pay the full amount withheld or deducted to the relevant Governmental Authority. Borrower will, upon request, furnish the Lenders with proof reasonably satisfactory to the Lenders indicating that Borrower has made such withholding payment; provided, however, that Borrower need not make any withholding payment if the amount or validity of such withholding payment is contested in good faith by appropriate and timely proceedings and as to which payment in full is bonded or reserved against by Borrower. The agreements and obligations of Borrower contained in this Section 2.6 shall survive the termination of this Agreement. 2.7 Tax Forms. The Lenders and any other recipient of any payment to be made by or on account of any Obligation of any Loan Party hereunder or under any other Loan Document, shall provide a duly executed IRS Form W-9 (or applicable IRS Form W-8 with relevant attachments) to Borrower on the Effective Date (or such other appropriate documentation (upon Borrower’s written request) as mandated by the U.S. Internal Revenue Service certifying to Lender’s exemption from, or reduction in rate of, U.S. federal withholding taxes). The Lenders and any other such recipient agree that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Loan Party in writing of its legal inability to do so. 2.8 FATCA. If a payment made to the Lenders or any other recipient of any payment on account of any Obligation of any Loan Party hereunder or under any other Loan Document would be subject to U.S. federal withholding tax imposed by FATCA if such recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in IRC Section 1471(b) or 1472(b), as applicable), such recipient shall deliver to Borrower at the time or times prescribed by law and at such time or times reasonably requested by Borrower such documentation prescribed by applicable law (including as prescribed by IRC Section 1471(b)(3)(C)(i)) and such additional documentation reasonably requested by Borrower as may be necessary for Borrower to comply with its obligations under FATCA and to determine that such recipient has complied with such recipient’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 2.8, “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

3. CONDITIONS OF LOANS 3.1 Conditions Precedent to Initial Credit Extension. Each Lender’s obligation to make a Term A Loan is subject to the condition precedent that Collateral Agent shall have received, in form and substance satisfactory to Collateral Agent, such documents, and completion of such other matters, as Collateral Agent may reasonably deem necessary or appropriate, including, without limitation: (a) original Loan Documents, each duly executed by applicable Loan Parties; (b) duly executed original Secured Promissory Notes in favor of each Lender according to its Term A Loan Commitment Percentage; (c) the Operating Documents and good standing certificates of each Loan Party and its Subsidiaries certified by the Secretary of State (or equivalent agency) of such Loan Party’s and such Subsidiaries’ jurisdiction of organization or formation and each jurisdiction in which such Loan Party and each Subsidiary is qualified to conduct business, each as of a date no earlier than thirty (30) days prior to the Effective Date; save that good standing certificates shall not be required for any Loan Party incorporated under the laws of England and Wales; (d) a completed Perfection Certificate; (e) the Annual Projections, for the calendar year ending December 31, 2024; (f) duly executed original officer’s certificate for each Loan Party that is a party to the Loan Documents, in a form reasonably acceptable to Collateral Agent; (g) certified copies, dated as of a date no earlier than thirty (30) days prior to the Effective Date, of financing statement searches, as Collateral Agent shall request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the initial Credit Extension, will be terminated or released; (h) a duly executed legal opinion of counsel to Loan Parties dated as of the Effective Date as to aspects of United States law; (i) a duly executed legal opinion of counsel to the Collateral Agent and Lenders dated as of the Effective Date as to aspects of the laws of the England and Wales; (j) evidence satisfactory to Collateral Agent and the Lenders that the insurance policies required by Section 6.5 hereof are in full force and effect; (k) in respect of each company incorporated in the United Kingdom whose shares are the subject of a Lien (a “Charged UK Company”), either: (i) certificate of an authorized signatory of the PLC Parent certifying that: (1) each Loan Party has complied within the relevant timeframe with any notice it has received pursuant to Part 21A of the Companies Act 2006 from that Charged UK Company; and (2) no “warning notice” or “restrictions notice” (in each case as defined in Schedule 1B of the Companies Act 2006) has been issued in respect of those shares, together with a copy of the “PSC register” (within the meaning of section 790C(10) of the Companies Act 2006) of that Charged UK Company, which is certified by an authorized signatory of the PLC Parent to be correct, complete and not amended or superseded as at a date no earlier than the date hereof; or (ii) a certificate of an authorized signatory of the PLC Parent certifying that such Charged UK Company is not required to comply with Part 21A of the Companies Act 2006;

(l) a payoff letter from Cocoon SA LLC and Three Peaks Capital Solutions Aggregator Fund in respect of the Existing Indebtedness; (m) evidence that (i) the Liens securing the Existing Indebtedness will be terminated and (ii) the documents and/or filings evidencing the perfection of such Liens, including without limitation any financing statements and/or control agreements, have or will, concurrently with the initial Credit Extension, be terminated; and (n) payment of the fees and Lenders’ Expenses then due as specified in Section 2.5 hereof. 3.2 Conditions Precedent to all Credit Extensions. The obligation of each Lender to make each Credit Extension, including the initial Credit Extension, is subject to the following conditions precedent: (a) receipt by Collateral Agent of an executed Disbursement Letter in the form of Exhibit B attached hereto; (b) the representations and warranties in Section 5 hereof shall be true, accurate and complete in all material respects on the date of the Disbursement Letter and on the Funding Date of each Credit Extension; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, and no Event of Default shall have occurred and be continuing or result from the Credit Extension. Each Credit Extension is Borrower’s representation and warranty on that date that the representations and warranties in Section 5 hereof are true, accurate and complete in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (c) in such Lender’s reasonable discretion, there has not been any Material Adverse Change; (d) to the extent not delivered at the Effective Date, duly executed original Secured Promissory Notes, in number, form and content acceptable to each Lender, and in favor of each Lender according to its Commitment Percentage, with respect to each Credit Extension made by such Lender after the Effective Date; and (e) payment of the fees and Lenders’ Expenses then due as specified in Section 2.5 hereof. 3.3 Covenant to Deliver. Borrower agrees to deliver to Collateral Agent each item required to be delivered to Collateral Agent under this Agreement as a condition precedent to any Credit Extension. Borrower expressly agrees that a Credit Extension made prior to the receipt by Collateral Agent of any such item shall not constitute a waiver by Collateral Agent or any Lender of Borrower’s obligation to deliver such item, and any such Credit Extension in the absence of a required item shall be made in each Lender’s sole discretion. 3.4 Procedures for Borrowing. Subject to the prior satisfaction of all other applicable conditions to the making of a Term Loan set forth in this Agreement, to obtain a Term Loan, Borrower shall notify the Lenders (which notice shall be irrevocable) by electronic mail, facsimile, or telephone by 2:00 p.m. Eastern time ten (10) Business Days prior to the date the Term Loan is to be made. Together with any such electronic, facsimile or telephonic notification, Borrower shall deliver to the Lenders by electronic mail or facsimile a completed Disbursement Letter executed by a Responsible Officer or his or her designee. The Lenders may rely on any telephone notice given by a person whom a Lender reasonably believes is a Responsible Officer or designee. On the Funding Date, each Lender shall credit and/or transfer (as applicable) to the Designated Deposit Account, an amount equal to its Term Loan Commitment. 3.5 Conditions Subsequent to the Effective Date. (a) Borrower agrees to deliver or cause to be delivered to Collateral Agent:

(i) not later than twenty (20) Business Days following the Effective Date (or such longer period as may be agreed by Collateral Agent in writing in its sole discretion (not to be unreasonably withheld)), the certificate(s) for the Shares, together with Assignment(s) Separate from Certificate, duly executed in blank; (ii) not later than twenty (20) Business Days following the Effective Date (or such longer period as may be agreed by Collateral Agent in writing in its sole discretion (not to be unreasonably withheld)), one or more stock pledge agreements pledging the shares and equity securities of Borrower being pledged by the Guarantors pursuant to the Loan Documents (in such form and substance as are reasonably acceptable to Collateral Agent and the Loan Parties); (iii) not later than twenty (20) Business Days following the Effective Date (or such longer period as may be agreed by Collateral Agent in writing in its sole discretion (not to be unreasonably withheld)), a landlord’s consent executed in favor of Collateral Agent in respect of the leased location constituting the Borrower’s corporate headquarters; (iv) not later than thirty (30) Business Days following the Effective Date (or such longer period as may be agreed by Collateral Agent in writing in its sole discretion (not to be unreasonably withheld)), evidence reasonably satisfactory to Collateral Agent and the Lenders showing loss payable and/or additional insured clauses or endorsements in favor of Collateral Agent, for the ratable benefit of the Lenders, of the insurance policies required by Section 6.5 hereof; (v) not later than twenty (20) Business Days following the Effective Date, duly executed original Control Agreements with respect to any Collateral Accounts required to be maintained by any Loan Party pursuant to Section 6.6 of this Agreement; (vi) not later than one hundred twenty (120) days following the Effective Date, consent in form and substance reasonably acceptable to Collateral Agent that would allow Collateral Agent to have a perfected security interest in that certain License, Assignment, and Research Services Agreement, by and between Heptares Therapeutics Limited (now Nxera Pharma UK Limited) and Centessa UK, dated January 2, 2019, as amended; and (vii) not later than one hundred twenty (120) days following the Effective Date, consent in form and substance reasonably acceptable to Collateral Agent that would allow Collateral Agent to have a perfected security interest in that certain License Agreement, dated 24 November 2023, by and between AnaptysBio, Inc. and Centessa UK (it being agreed and understood that such consent may require Collateral Agent to enter into a non-disturbance agreement with AnaptysBio, Inc., in such form and substance as is mutually reasonably agreeable to the two parties). (b) Borrower agrees to use commercially reasonable efforts to deliver or cause to be delivered to Collateral Agent: (i) not later than one hundred twenty (120) days following the Effective Date, consent in form and substance reasonably acceptable to Collateral Agent that would allow Collateral Agent to have a perfected security interest in that certain Exclusive Patent and Non-Exclusive Know-How License Agreement, dated 7 December 2016, by and between Cambridge Enterprise Limited and ApcinteX; and (ii) not later than one hundred twenty (120) days following the Effective Date, consent in form and substance reasonably acceptable to Collateral Agent that would allow Collateral Agent to have a perfected security interest in that certain Research Collaboration and License Agreement, dated 4 September 2019, by and between XChem, Inc. and Centessa UK. 4. CREATION OF SECURITY INTEREST 4.1 Grant of Security Interest. Borrower hereby grants Collateral Agent, for the ratable benefit of the Lenders, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Collateral Agent, for the ratable benefit of the Lenders, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof. Borrower represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral, subject only to Permitted Liens that are permitted by the terms of this Agreement to have priority to Collateral Agent’s Lien. If Borrower shall acquire a commercial tort claim (as defined in the Code) seeking damages in amount reasonably estimated to exceed One Million Five Hundred Thousand Dollars ($1,500,000.00), Borrower, shall promptly notify Collateral Agent in a writing signed by Borrower, as the case may be, of the general details thereof (and further details as may be required by Collateral Agent) and grant to Collateral Agent, for the ratable benefit of the Lenders, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Collateral Agent. If this Agreement is terminated, Collateral Agent’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are repaid in full in cash. Upon payment in full in cash of the Obligations (other than inchoate indemnity obligations) and at such time as the Lenders’ obligation to make Credit Extensions has terminated, Collateral Agent shall promptly, at the sole cost and expense of Borrower, release its Liens in the Collateral and all rights therein shall revert to Borrower. Notwithstanding the foregoing, upon any sale, lease, transfer or other disposition of any item of Collateral (other than sales of Inventory in the ordinary course of business) pursuant to a transaction in compliance with this Agreement, (x) the security interest granted hereby on each such item shall terminate and (y) the Collateral Agent will promptly, at such Loan Party’s expense, execute and deliver to such Loan Party such documents as such Loan Party shall reasonably request to evidence the release of such Collateral from the security interest granted hereby; provided that, with respect to any such request for such evidence (a) at the time of such request and such release no Event of Default shall have occurred and be continuing and (b) such Loan Party shall have delivered to the Collateral Agent, at least ten (10) Business Days prior to the date of the proposed release, a written request for release describing the items of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and any expenses in connection therewith, together with a form of release for execution by the Collateral Agent and a certificate of such Loan Party to the effect that the transaction is in compliance with this Agreement and as to such other matters as the Collateral Agent may reasonably request. 4.2 Authorization to File Financing Statements. Borrower hereby authorizes Collateral Agent to file financing statements or take any other action required to perfect Collateral Agent’s security interests in the Collateral, without notice to Borrower, with all appropriate jurisdictions to perfect or protect Collateral Agent’s interest or rights under the Loan Documents, including a notice that any disposition of the Collateral, except to the extent permitted by the terms of this Agreement, by Borrower, or any other Person, shall be deemed to violate the rights of Collateral Agent under the Code. 4.3 Pledge of Collateral. Borrower hereby pledges, assigns and grants to Collateral Agent, for the ratable benefit of the Lenders, a security interest in all the Shares, together with all proceeds and substitutions thereof, all cash, stock and other moneys and property paid thereon, all rights to subscribe for securities declared or granted in connection therewith, and all other cash and noncash proceeds of the foregoing, as security for the performance of the Obligations. In accordance with Section 3.5(a), or, to the extent not certificated as of the Effective Date, within twenty (20) Business Days of the certification of any Shares, cause the certificate or certificates for the Shares will be delivered to Collateral Agent, accompanied by an instrument of assignment duly executed in blank by Borrower. To the extent required by the terms and conditions governing the Shares, Borrower shall cause the books of each entity whose Shares are part of the Collateral and any transfer agent to reflect the pledge of the Shares. Upon the occurrence and during the continuance of an Event of Default hereunder, Collateral Agent may effect the transfer of any securities included in the Collateral (including but not limited to the Shares) into the name of Collateral Agent and cause new (as applicable) certificates representing such securities to be issued in the name of Collateral Agent or its transferee. Borrower will execute and deliver such documents, and take or cause to be taken such actions, as Collateral Agent may reasonably request to perfect or continue the perfection of Collateral Agent’s security interest in the Shares. Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified Borrower of the exercise of remedies hereunder, Borrower shall be entitled to exercise any voting rights with respect to the Shares and to give consents, waivers and ratifications in respect thereof. All such rights to vote and give consents, waivers and ratifications shall be suspended upon the occurrence and continuance of an Event of Default and upon not less than two (2) Business Days’ written notice from the Collateral Agent of the same, and terminated upon Collateral Agent’s exercise of remedies under Section 9 of this Agreement. 5. REPRESENTATIONS AND WARRANTIES Borrower represents and warrants to Collateral Agent and the Lenders as follows: 5.1 Due Organization, Authorization: Power and Authority. The Loan Parties are duly existing and in good standing as a Registered Organization in their jurisdictions of organization, incorporation or formation and the Loan Parties are qualified and licensed to do business and are in good standing in any jurisdiction in which the conduct of its businesses or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to have a Material Adverse Change. In connection with this Agreement, the Loan Parties, collectively, have delivered to Collateral Agent a completed perfection certificate signed by an officer of each Loan Party (as may be updated from time to time, each a “Perfection Certificate”). Borrower represents and warrants that (a) the Loan Parties’ exact legal name is that which is indicated on the Perfection Certificate and on the signature page of each Loan Document to which it is a party; (b) the Loan Parties are organizations of the type and are organized or incorporated in the jurisdiction set forth on the appliable Perfection Certificate; (c) the Perfection Certificate accurately sets forth each Loan Party’s organizational identification number or company number or accurately states that such Loan Party has none; (d) the Perfection Certificate accurately sets forth each Loan Party’s place of business, or, if more than one, its chief executive office as well as each Loan Party’s mailing address (if different than its chief executive office); (e) to the extent the Loan Parties (and each of their respective predecessors) changed their jurisdiction of organization or incorporation, organizational structure or type, or any organizational or company number assigned by their jurisdiction in the past five (5) years, such change is indicated in the Perfection Certificate; and (f) all other information set forth on the Perfection Certificate pertaining to the Loan Parties, is accurate and complete in all material respects (it being understood and agreed that the Loan Parties may from time to time update the information in the Perfection Certificate (including the information set forth in clause (d) above) after the Effective Date); such an updated Perfection Certificate being subject to the reasonable review and approval of Collateral Agent (unless such facts, events or circumstances being updated first arose or occurred after the Effective Date and do not constitute an unwaived default or Event of Default under this Agreement or any other Loan Documents, including the timeliness of such disclosure, in which case no such approval shall be required). If any Loan Party is not now a Registered Organization but later becomes one, Borrower shall notify Collateral Agent of such occurrence and provide Collateral Agent with such Person’s organizational identification number or company number within five (5) Business Days of receiving such organizational identification number or company number. The execution, delivery and performance by the Loan Parties of the Loan Documents to which they are a party have been duly authorized, and do not (i) conflict with any Loan Party’s organizational or constitutional documents, including their respective Operating Documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law applicable thereto, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which the Loan Parties, or any of their material property or assets may be bound or affected (in any material respect), (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect) or are being obtained pursuant to Section 6.1(b), or (v) constitute an event of default under any material agreement by which the Loan Parties, or their respective material properties, is or are bound. No Loan Party is in default under any agreement to which it is a party or by which it or any of its assets is bound in which such default could reasonably be expected to have a Material Adverse Change. 5.2 Collateral. (a) The Loan Parties have good title to, have rights in, and the power to transfer each item of the Collateral upon which they purport to grant a Lien under the Loan Documents, free and clear of any and all Liens except Permitted Liens, and (other than any Excluded Accounts) no Loan Party has any Deposit Accounts, Securities Accounts, Commodity Accounts or other investment accounts other than the Collateral Accounts or the other investment accounts, if any, described in the Perfection Certificate delivered to Collateral Agent in connection herewith with respect to which each Loan Party has given Collateral Agent notice and taken such actions as are necessary to give Collateral Agent a perfected security interest therein. The Accounts are bona fide, existing obligations of the Account Debtors. (b) On the Effective Date, except as disclosed on the Perfection Certificate or Inventory pertaining to any Discontinued Program, the Collateral is not in the possession of any third party bailee (such as a warehouse) where such third party bailee possesses components of the Collateral in excess of One Million Dollars ($1,000,000.00) at any single location. (c) To the extent Inventory comprises a material portion of the Collateral, all Inventory (other than Inventory pertaining to Discontinued Programs), taken as a whole, is in all material respects of good and, only in respect of finished goods, marketable quality, free from material defects. (d) Each Loan Party is the sole owner of the Intellectual Property each respectively purports to own, free and clear of all Liens other than Permitted Liens, in all material respects. (i) Each of Loan Party’s Patents is valid and enforceable in all material respects and no part of such Loan Party’s Intellectual Property has been judged invalid or unenforceable, in whole or in part, and (ii) to the best of Borrower’s knowledge, no claim has been made that any part of the Intellectual Property or any practice by any Loan Party violates the rights of any third party except to the extent such claim could not reasonably be expected to have a Material Adverse Change. Except as noted on the Perfection Certificate, no Loan Party is a party to, nor is bound by, any material license or other material agreement with respect to which such Loan Party is the licensee that (i) prohibits or otherwise restricts Borrower or its Subsidiaries from granting a security interest in Borrower’s or such Subsidiaries’ interest in such material license or material agreement or any other property, or (ii) for which a default under or termination of could interfere with Collateral Agent’s or any Lender’s right to sell any Collateral. Borrower shall provide written notice to Collateral Agent and each Lender in the then-next Compliance Certificate following any Loan Party or any of its Subsidiaries entering into or becoming bound by any material license or agreement with respect to which such Loan Party or any Subsidiary is the licensee (other than over-the-counter software that is commercially available to the public, open source licenses, non-exclusive licenses, freedom to operate licenses, licenses from and to vendors, cell-line licenses, manufacturing licenses and any similar licenses that support or are ancillary to the development, manufacture and/or commercialization of Borrower’s or its Subsidiaries drug or pharmaceutical product ). 5.3 Litigation. Except as disclosed (i) on the Perfection Certificate or (ii) in accordance with Section 6.9 hereof, there are no actions, suits, investigations, or proceedings pending or, to the knowledge of the Responsible Officers, threatened in writing by or against any Loan Party or any Subsidiary of a Loan Party involving more than One Million Dollars ($1,000,000.00) or that could reasonably be expected to have a Material Adverse Change. 5.4 No Material Deterioration in Financial Condition; Financial Statements All consolidated financial statements for the Loan Parties, delivered to Collateral Agent fairly present, in conformity with GAAP, in all material respects the consolidated financial condition of the Loan Parties, and the consolidated results of operations of the Loan Parties. There has not been any material adverse change in the consolidated financial condition of the Loan Parties since the date of the most recent financial statements submitted to Collateral Agent. 5.5 Solvency. The Borrowers, taken as a whole, are Solvent, and PLC Parent and its Subsidiaries, taken as a whole, are solvent. 5.6 Regulatory Compliance. No Loan Party or any Subsidiary of a Loan Party is an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended to the extent the Investment Company Act of 1940 is applicable to and/or binding upon such Loan Party or such Subsidiary of a Loan Party. No Loan Party or any Subsidiary of a Loan Party is engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors) to the extent Regulations X, T and U of the Federal Reserve Board of Governors are applicable to and/or binding upon such Loan Party or such Subsidiary of a Loan Party. The Loan Parties and their Subsidiaries have complied in all material respects with the Federal Fair Labor Standards Act to the extent the Federal Fair Labor Standards Act is applicable to and/or binding upon such Loan Party or such Subsidiary of a Loan Party. No Loan Party or any Subsidiary of a Loan Party is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company

Act of 2005 to the extent the Public Utility Holding Company Act of 2005 is applicable to and/or binding upon such Loan Party or such Subsidiary of a Loan Party. No Loan Party or any Subsidiary of a Loan Party has violated any laws, ordinances or rules, the violation of which could reasonably be expected to have a Material Adverse Change. No Loan Party’s or any of its Subsidiaries’ properties or assets has been used by any Loan Party or any Subsidiary of a Loan Party or, to Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than in material compliance with applicable laws. The Loan Parties and their Subsidiaries have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue any and all material portions of their respective businesses as currently conducted. No Loan Party or any of its Subsidiaries, or any Loan Party’s controlled Affiliates or any of their respective agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement is (i) in violation of any Anti-Terrorism Law, (ii) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law, or (iii) is a Blocked Person. No Loan Party or any of its Subsidiaries, or to the knowledge of Borrower and any of their controlled Affiliates or agents, acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement; (x) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person in breach of Anti-Terrorism Law, or (y) deals in, or otherwise engages in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law. 5.7 Investments. No Loan Party owns any stock, shares, partnership interests or other equity securities except for Permitted Investments. 5.8 Tax Returns and Payments; Pension Contributions. Each Loan Party and each of its Subsidiaries has timely filed (or timely filed extensions to file) all required tax returns and reports, and each Loan Party and each of its Subsidiaries, has timely paid all foreign, federal, material state, and material local taxes, assessments, deposits and contributions owed by such Loan Party and such Subsidiaries, in all jurisdictions in which such Loan Party or any such Subsidiary is subject to taxes, including the United States, the United Kingdom and Ireland, unless (a) such taxes are being contested in accordance with the following sentence or (b) in the case of material state and material local taxes, assessments, deposits and contributions owed do not, individually or in the aggregate, exceed Seven Hundred Fifty Thousand Dollars ($750,000.00. Each Loan Party and each of its Subsidiaries, may defer payment of any contested taxes, provided that such Loan Party or such Subsidiary, (a) in good faith contests its obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (b) notifies Collateral Agent in writing of the commencement of, and any material development in, the proceedings, and (c) posts bonds or takes any other steps required to prevent the Governmental Authority levying such contested taxes from obtaining a Lien upon any of the Collateral that is other than a Permitted Lien. Neither any Loan Party nor any of its Subsidiaries is aware of any claims or adjustments proposed for any of such Loan Party’s or such Subsidiaries’ prior tax years which could result in additional Taxes in excess of One Million Five Hundred Thousand Dollars ($1,500,000.00) becoming due and payable by such Loan Party or its Subsidiaries. Each Loan Party and each of its Subsidiaries have paid all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and neither any Loan Party nor any of its Subsidiaries have, withdrawn from participation in, and have not permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of such Loan Party or its Subsidiaries, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other Governmental Authority, except where failure to do so will not result in aggregate liabilities of all Loan Parties and their Subsidiaries in excess of One Million Dollars ($1,000,000.00) becoming due and payable in the aggregate over the term of this Agreement. 5.9 Use of Proceeds. Borrower shall use the proceeds of the Credit Extensions solely as working capital and to fund its general business requirements in accordance with the provisions of this Agreement, and not for personal, family, household or agricultural purposes. A portion of the proceeds of the Term A Loans shall be used by Borrower to repay the Existing Indebtedness in full on the Effective Date. 5.10 Shares. Borrower has full power and authority to create a first lien on the Shares and no disability or contractual obligation exists that would prohibit Borrower from pledging the Shares pursuant to this Agreement. To Borrower’s knowledge, there are no subscriptions, warrants, rights of first refusal or other restrictions on transfer relative to, or options exercisable with respect to the Shares. The Shares have been and will be duly authorized and validly issued, and are fully paid and non-assessable. To Borrower’s knowledge, the Shares are not the subject of any present or threatened suit, action, arbitration, administrative or other proceeding, and Borrower knows of no reasonable grounds for the institution of any such proceedings. 5.11 [Reserved]. 5.12 Full Disclosure. No written representation, warranty or other statement of the Loan Parties in any certificate or written statement given to Collateral Agent or any Lender, as of the date such representation, warranty, or other statement was made, taken together with all such written certificates and written statements given to Collateral Agent or any Lender, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading in light of the circumstances under which such statements were made (after giving effect to all supplements and updates thereto provided to Collateral Agent and Lenders on or prior to the date of such representation, warranty or other statement) (it being recognized that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results). 5.13 “Know Your Customer” Information. All materials and information provided to Collateral Agent and Lenders in connection with applicable “know your customer” and Anti-Terrorism Laws are true and correct. 5.14 Definition of “Knowledge.” For purposes of the Loan Documents, whenever a representation or warranty is made to Borrower’s knowledge or awareness, to the “best of” Borrower’s knowledge, after reasonable investigation, or with a similar qualification, knowledge or awareness means the actual knowledge of the Responsible Officers. 6. AFFIRMATIVE COVENANTS Borrower shall, and shall cause each other Loan Party to, do all of the following: 6.1 Government Compliance. (a) Except as permitted under Section 7, maintain its and all its Subsidiaries’ legal existence and good standing in their respective jurisdictions of organization or incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Change. Comply with all laws, ordinances and regulations to which the Loan Parties or any of their Subsidiaries is subject, the noncompliance with which could reasonably be expected to have a Material Adverse Change. (b) Obtain and keep in full force and effect, all of the material Governmental Approvals necessary (except Governmental Approvals in relation to any Discontinued Program) for (i) the performance by the Loan Parties of their respective businesses and obligations under the Loan Documents (in any material respect); and (ii) the grant of a security interest to Collateral Agent for the ratable benefit of the Lenders, in all of the Collateral. Borrower shall promptly notify Collateral Agent of any material Governmental Approvals applicable to any material business of the Loan Parties obtained by any Loan Party or any of its Subsidiaries along with the Compliance Certificate required to be delivered under Section 6.2(b) of this Agreement, and upon Collateral Agent’s request, provide Collateral Agent with copies thereof. 6.2 Financial Statements, Reports, Certificates (a) Deliver to Collateral Agent: (i) as soon as available, but no later than forty-five (45) days after the last day of each of the three calendar quarters of each fiscal year, a company prepared consolidated balance sheet, income statement and cash flow statement covering the consolidated operations of the PLC Parent and its Subsidiaries for such quarter certified by a Responsible Officer and in a form substantially consistent with past practice or otherwise reasonably acceptable to Collateral Agent; provided, however, that no later than sixty (60) days after the last day of the fourth calendar quarter of each fiscal year, Borrower shall deliver to Collateral Agent an unaudited financial update covering the consolidated operation of the PLC Parent and its Subsidiaries which shall include a balance sheet which shall be in such form as agreed upon by Borrower and Collateral Agent prior to the Effective Date. (ii) as soon as available, but no later than ninety (90) days after the last day of PLC Parent’s fiscal year or within five (5) days of filing with the SEC, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion (provided that such unqualified opinion may include a going concern explanatory paragraph, a going concern qualification or a going concern exception) on the financial statements from a top four independent certified public accounting firm (Deloitte, Ernst & Young, KPMG, and PricewaterhouseCoopers) or such other independent certified public accounting firm reasonably acceptable to Collateral Agent; (iii) as soon as available after approval thereof by PLC Parent’s Board of Directors, but no later than forty-five (45) days after the last day of each of PLC Parent’s fiscal years, PLC Parent’s annual financial projections for the entire current fiscal year as approved by PLC Parent’s Board of Directors, which such annual financial projections shall be set forth in a quarter-by-quarter format (such annual financial projections as originally delivered to Collateral Agent are referred to herein as the “Annual Projections”); provided that, any revisions of the Annual Projections that are formally presented to and approved by PLC Parent’s Board of Directors shall be delivered to Collateral Agent and the Lenders no later than seven (7) days after such approval; (iv) within five (5) days of delivery, copies of all statements, reports and notices made available to PLC Parent’s security holders as a whole; (v) within five (5) Business Days of filing, all reports on Form 10-K, 10-Q and 8-K filed by the PLC Parent with the Securities and Exchange Commission; (vi) concurrently with the delivery of financial statements specified in Section 6.2(a)(i), notice of any material amendments of or material changes to the Operating Documents of any Loan Party or any of its Subsidiaries, together with any copies reflecting such material amendments or material changes with respect thereto; (vii) prompt notice of any event that, to any Loan Party’s knowledge, could reasonably be expected to materially and adversely affect any Material Intellectual Property of any Loan Party; (viii) as soon as available, but no later than forty-five (45) days after the last day of each quarter, copies of the quarter-end account statements for each Collateral Account maintained by each Loan Party or its Subsidiaries, which statements may be provided to Collateral Agent and each Lender by Borrower or directly from the applicable institution(s) and may be in such form as have been provided prior to the Effective Date by Borrower’s controller to Collateral Agent; (ix) other information as reasonably requested by Collateral Agent or any Lender. Notwithstanding the foregoing, documents and notices required to be delivered pursuant to the terms of this Agreement (to the extent any such documents or notices are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which (A) Borrower posts such documents, or provides a link thereto, on Borrower’s website on the internet at Borrower’s website address or (B) such documents are posted on the internet or an intranet website (including EDGAR), if any, to which Collateral Agent has access. (b) Concurrently with the delivery of the financial statements specified in Section 6.2(a)(i) above, but no later than forty-five (45) days after the last day of each quarter, deliver to Collateral Agent a duly completed Compliance Certificate signed by a Responsible Officer.

(c) Keep proper books of record and account in accordance with GAAP in all material respects. The Loan Parties shall, and shall cause each of their Subsidiaries to, allow, at the sole cost of Borrower, Collateral Agent, during regular business hours upon reasonable prior notice (provided that no notice shall be required when an Event of Default has occurred and is continuing), to visit and inspect any of its properties, to examine and make abstracts or copies from any of its books and records, and to conduct a collateral audit and analysis of its operations and the Collateral. Such inspection and audit shall be conducted no more often than once every year unless an Event of Default has occurred and is continuing. 6.3 Inventory; Returns. To the extent Inventory comprises a material portion of the Collateral, taken as a whole, keep all Inventory (other than Inventory pertaining to Discontinued Programs) in respect of finished goods in good and, only in respect of finished goods, marketable condition, free from material defects. Returns and allowances between a Loan Party, and its respective Account Debtors shall follow reasonable and customary practices. Borrower must promptly notify Collateral Agent and the Lenders of all disputes that involve more than Two Million Dollars ($2,000,000.00) individually or in the aggregate in any calendar year. 6.4 Taxes; Pensions. Timely file and require each of its Subsidiaries to timely file, all required tax returns and reports and timely pay, and require each of its Subsidiaries to timely file, all foreign, federal and state taxes, assessments, deposits and contributions and material local taxes, assessments, deposits and contributions (i.e., local taxes, assessments, deposits and contributions in an aggregate amount of Seven Hundred Fifty Thousand Dollars ($750,000.00) or more) owed by the Loan Parties, except for (i) deferred payment of any taxes contested pursuant to the terms of Section 5.8 hereof and (ii) filings or payments that, in the aggregate, would not reasonably be expected to result in additional Taxes in excess of One Million Five Hundred Thousand Dollars ($1,500,000.00) becoming due and payable by such Loan Party or its Subsidiaries, and shall deliver to Lenders, on demand, appropriate certificates attesting to such payments, and pay all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with the terms of such plans. 6.5 Insurance. Keep Loan Party’s and its Subsidiaries’ business and the Collateral insured for risks and in amounts standard for companies in Loan Party’s and its Subsidiaries’ industry and location. Insurance policies shall be in a form substantially similar to those existing on the Effective Date or substantially consistent with companies of similar status in the industry as those existing on the Effective Date, and in similar amounts to those existing on the Effective Date or otherwise in a form and amount reasonably satisfactory to Collateral Agent and Collateral Agent hereby agrees that Loan Party’s insurance coverage as of the Effective Date is satisfactory for the purposes herein as of the Effective Date. On and after the date required pursuant to Section 3.5, all property policies shall have a lender’s loss payable endorsement showing Collateral Agent as lender loss payee and waive subrogation against Collateral Agent, and all liability policies shall show, or have endorsements showing, Collateral Agent, as additional insured (except for locally admitted product (clinical trial) liability insurance policies). On and after the date required pursuant to Section 3.5, the Collateral Agent shall be named as lender loss payee and/or additional insured with respect to any such insurance providing coverage in respect of any Collateral, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Collateral Agent, that it will give the Collateral Agent twenty-five (25) days prior written notice before any such policy or policies shall be canceled. At Collateral Agent’s request, Loan Party shall deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy shall, at Collateral Agent’s option, be payable to Collateral Agent, for the ratable benefit of the Lenders, on account of the Obligations. Notwithstanding the foregoing, (a) so long as no Event of Default has occurred and is continuing, Loan Party shall have the option of applying the proceeds of any casualty policy up to One Million Dollars ($1,000,000.00) with respect to any loss, but not exceeding One Million Dollars ($1,000,000.00), in the aggregate for all losses under all casualty policies in any one year, toward the replacement or repair of destroyed or damaged property; provided that any such replaced or repaired property (i) shall be of equal or like value as the replaced or repaired Collateral and (ii) shall be deemed Collateral in which Collateral Agent has been granted a first priority security interest, subject to Permitted Liens, and (b) after the occurrence and during the continuance of an Event of Default, all proceeds payable under such casualty policy shall, at the option of Collateral Agent, be payable to Collateral Agent, for the ratable benefit of the Lenders, on account of the Obligations. If Loan Party or any of its Subsidiaries fails to obtain insurance as required under this Section 6.5 or to pay any amount or furnish any required proof of payment to third persons, Collateral Agent and/or any Lender may make, at Loan Party’s expense, all or part of such payment or obtain such insurance policies required in this Section 6.5, and take any action under the policies Collateral Agent or such Lender deems prudent. 6.6 Operating Accounts. (a) Maintain all of the Loan Parties’ Collateral Accounts (other than Excluded Accounts) (i) located in the United States (and all other jurisdictions where it is either customary to obtain Control Agreements or necessary to obtain Control Agreements in order to perfect security interest in bank accounts) in accounts which are subject to a Control Agreement in favor of Collateral Agent and (ii) located outside the United States (in jurisdictions where it is neither customary to obtain Control Agreements nor necessary to obtain Control Agreements in order to perfect security interest in bank accounts) subject to such instruments (on and after the date required under Section 3.1), if any, as may be necessary for Collateral Agent to perfect its security interest in such Collateral Accounts. (b) Borrower shall provide Collateral Agent written notice within ten (10) days following any Loan Party’s establishment of and deposits of funds in any Collateral Account (other than Excluded Accounts) at or within any Person other than the institutions identified to Collateral Agent in the Perfection Certificate. In addition, for each Collateral Account that any of the Loan Parties at any time maintains, such Loan Party shall cause the applicable bank or financial institution at or with which such Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument, if any, with respect to such Collateral Account to perfect Collateral Agent’s Lien in such Collateral Account in accordance with the terms hereunder within thirty (30) days of the establishment of such Collateral Account (provided, however, the balance in such account shall not exceed Fifty Thousand Dollars ($50,000.00) until such Control Agreement or other appropriate instrument, if any, with respect to such Collateral Account to perfect Collateral Agent’s Lien in such Collateral Account has been so executed and delivered), which Control Agreement or instrument, as applicable, may only be terminated in accordance with its terms. The provisions of the previous sentence shall not apply to the Excluded Accounts. (c) No Loan Party shall maintain any Collateral Accounts (other than Excluded Accounts) except Collateral Accounts maintained in accordance with Sections 6.6(a) and (b). 6.7 Protection of Intellectual Property Rights. The Loan Parties shall: (a) use commercially reasonable efforts to protect, defend and maintain the validity and enforceability of any Intellectual Property that is material to the business of any Loan Party as then conducted or then proposed ; (b) promptly advise Collateral Agent in writing upon becoming aware of material infringement by a third party of its Material Intellectual Property; and (c) not allow any Material Intellectual Property to be abandoned, forfeited or dedicated to the public without Collateral Agent’s prior written consent. For the avoidance of doubt, the Loan Party’s Intellectual Property relating to its Discontinued Programs are not considered to be Material Intellectual Property and may be abandoned or forfeited. If any Loan Party (A) obtains any patent, registered trademark or servicemark, registered copyright, registered mask work, or any pending application for any of the foregoing, whether as owner, licensee or otherwise, or (B) applies for any patent or the registration of any trademark or servicemark, then such Loan Party shall, together with the delivery of financial statements made in accordance with Section 6.2(a)(ii), provide written notice thereof to Collateral Agent and shall promptly thereafter execute such intellectual property security agreements (or supplements to existing intellectual property security agreements) and other documents and take such other actions as Collateral Agent shall reasonably request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Collateral Agent, for the ratable benefit of the Lenders (subject to Permitted Liens), in such property; (ii) if any Loan Party registers any copyrights or mask works in the United States Copyright Office, such Loan Party shall, together with the delivery of Compliance Certificate made in accordance with Section 6.2(b), provide written notice thereof to Collateral Agent and shall promptly thereafter execute such intellectual property security agreements (or supplements to existing intellectual property security agreements) and other documents and take such other actions as Collateral Agent shall reasonably request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Collateral Agent, for the ratable benefit of the Lenders (subject to Permitted Liens), in such copyrights and/or mask works registered with the United States Copyright Office. 6.8 Litigation Cooperation. Commencing on the Effective Date and continuing through the termination of this Agreement, make available to Collateral Agent and the Lenders, without expense to Collateral

Agent or the Lenders, Borrower and each of Borrower’s officers, employees and agents and Borrower’s Books, to the extent that Collateral Agent or any Lender may reasonably deem them necessary to prosecute or defend any third- party suit or proceeding instituted by or against Collateral Agent or any Lender with respect to any Collateral or relating to Borrower. 6.9 Notices of Litigation and Default. Borrower will give prompt written notice to Collateral Agent and the Lenders of any litigation or governmental proceedings pending or threatened (in writing) against any Loan Party or any Subsidiary of a Loan Party, which could reasonably be expected to result in damages to such Loan Party or Subsidiary of One Million Dollars ($1,000,000.00) or more or which could reasonably be expected to have a Material Adverse Change. Without limiting or contradicting any other more specific provision of this Agreement, promptly (and in any event within three (3) Business Days) upon Borrower becoming aware of the existence of any Event of Default or event which, with the giving of notice or passage of time, or both, would constitute an Event of Default, Borrower shall give written notice to Collateral Agent and the Lenders of such occurrence, which such notice shall include a reasonably detailed description of such Event of Default or event which, with the giving of notice or passage of time, or both, would constitute an Event of Default. 6.10 Minimum Liquidity. Commencing on October 1, 2026, Borrower must maintain at all times (other than when the American Depository Shares of the PLC Parent are listed on the Nasdaq Stock Market, LLC and the market capitalization of PLC Parent (based on the number of ordinary shares of PLC Parent outstanding multiplied by the closing price per American Depository Share of PLC Parent on the Nasdaq Stock Market, LLC on the last trading day) is at least One Billion Dollars ($1,000,000,000.00)) an aggregate unrestricted cash balance equal to at least the Minimum Liquidity Amount in its Collateral Accounts in the United States that are subject to Control Agreements in favor of Collateral Agent. 6.11 Landlord Waivers; Bailee Waivers. In the event that any Loan Party, after the Effective Date, intends to add any new offices or business locations, including warehouses, or otherwise store any portion of the Collateral with, or deliver any portion of the Collateral to, a new bailee, then, if the new location is the chief executive office of such Loan Party or the Collateral at any such new location with such new bailee is valued in excess of Two Million Five Hundred Thousand Dollars ($2,500,000.00) at any single location, such Loan Party shall first notify Collateral Agent of such new location in writing in advance and such new bailee or landlord (if such location is in the United States), as applicable, must execute and deliver a bailee waiver or landlord waiver, as applicable, in form and substance reasonably satisfactory to Collateral Agent within thirty (30) days (or such later date as the Collateral Agent may agree in its reasonable discretion) of the addition of any new offices or business locations, or any such storage with or delivery to any such new bailee, as the case may be. 6.12 Creation/Acquisition of Subsidiaries. In the event any Loan Party creates or acquires any Subsidiary that is not an Excluded Subsidiary, Borrower shall provide prior written notice to Collateral Agent and each Lender of the creation or acquisition of such new Subsidiary and take all such action as may be reasonably required by Collateral Agent or any Lender to cause each such Subsidiary to become a co-Borrower hereunder or to guarantee the Obligations of Borrower under the Loan Documents (which such joinder hereto or Guaranty shall be entered into within forty-five (45) days of such Subsidiary having been created or acquired) and, in each case, grant a continuing pledge and security interest in and to the assets of such Subsidiary (substantially as described on Exhibit A hereto); and Borrower (or its Subsidiary, as applicable) shall grant and pledge to Collateral Agent, for the ratable benefit of the Lenders, a perfected security interest in the Shares of each such newly created Subsidiary. For the avoidance of doubt, this Section 6.12 shall not apply to Excluded Subsidiaries. 6.13 Further Assurances. (a) Execute any further instruments and take further action as Collateral Agent or any Lender reasonably requests to perfect or continue Collateral Agent’s Lien in the Collateral or to effect the purposes of this Agreement. (b) Deliver to Collateral Agent and Lenders, within ten (10) days after the same are sent or received, copies of all material correspondence, reports, documents and other filings with any Governmental Authority that could reasonably be expected to have a material adverse effect on any of the Governmental Approvals material to Borrower’s business or otherwise could reasonably be expected to have a Material Adverse Change.

6.14 Dormant Subsidiaries’ Strike-off. No later than thirty (30) days following the strike-off of Z Factor Limited (the “Dormant Sub”), provide evidence of such strike-off thereof. Upon or prior to the strike-off of the Dormant Sub and subject to Section 7.1 of this Agreement, all of its assets shall be transferred to a Loan Party. Furthermore, no Material Intellectual Property shall be owned or licensed by the Dormant Sub after the Effective Date and the aggregate value of all assets held by the Dormant Subs shall at no time exceed Two Million Dollars ($2,000,000.00). 6.15 Key Persons. Notify (including by deemed notice pursuant to the last paragraph of Section 6.2(a)) Collateral Agent of any Key Person that ceases to be actively engaged in the management of Borrower within twenty (20) Business Days of such change. 7. NEGATIVE COVENANTS Borrower shall not, and shall not permit any other Loan Party or any Subsidiary of a Loan Party to, do any of the following without the prior written consent of the Required Lenders: 7.1 Dispositions. Convey, sell, lease, transfer, assign, or otherwise dispose of (including, without limitation, pursuant to a Division) (collectively, “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for (a) Transfers of property or assets by (i) any Loan Party to any other Loan Party and (ii) any Subsidiary that is not a Loan Party to any other Subsidiary; (b) Transfers of Inventory in the ordinary course of business; (c) Transfers of worn out, obsolete, discontinued or surplus Equipment or Inventory not material to such Loan Party’s or Subsidiary’s business; (d) of cash and Cash Equivalents in connection with transactions not prohibited hereunder in the ordinary course of business and approved by Loan Party’s Board of Directors (to the extent Board approval is required by Loan Party’s policies or other organizational documents); (e) in connection with Permitted Liens, Permitted Investments and Permitted Licenses; (f) Transfers of property or assets of any Excluded Subsidiary in arm’s length transactions; (g) consisting of the abandonment, forfeiture or dedication to the public of any Intellectual Property that is not material to any Loan Party’s business to the extent not otherwise prohibited by the terms of this Agreement; (h) any Inventory, Goods, Intellectual Property or other property pertaining to a Discontinued Program in arm’s length transactions; and (i) any disposition or series of related dispositions (not including any Material Intellectual Property) for aggregate consideration not to exceed Two Million Dollars ($2,000,000.00) for all Loan Parties per fiscal year of the Borrower. 7.2 Changes in Business, Management, Ownership, or Business Locations. (a) Engage in or permit any of its Subsidiaries to engage in any business other than the businesses engaged in by Borrower as of the Effective Date or reasonably related thereto; (b) liquidate or dissolve; or (c) consummate any transaction or series of related transactions in which the stockholders of Borrower who were not stockholders immediately prior to the first such transaction own more than fifty percent (50%) of the voting stock of Borrower immediately after giving effect to such transaction or related series of such transactions (other than by the sale of Borrower’s equity securities in a public offering, a private placement of public equity or to venture capital investors so long as Borrower identifies to Collateral Agent the venture capital investors prior to the closing of the transaction). Borrower shall not, without at least fifteen (15) days’ prior written notice to Collateral Agent: (A) change its jurisdiction of organization, (B) change its organizational structure or type, (C) change its legal name, or (D) change any organizational number (if any) assigned by its jurisdiction of organization. 7.3 Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock, shares or property of another Person (including, without limitation, pursuant to a Division), except for (a) Permitted Acquisitions or (b) mergers or consolidations where a Subsidiary merges or consolidates into another Subsidiary (and to the extent such merger or consolidation involves a Loan Party, such surviving Subsidiary is the Loan Party or shall become a Loan Party). 7.4 Indebtedness. Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness. 7.5 Encumbrance. Create, incur, allow, or suffer any Lien on any of its property, or (other than as allowed pursuant to Section 7.1 or another provision of this Agreement) assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted herein (except for Permitted Liens), or enter into any agreement, document, instrument or other arrangement (except with or in favor of Collateral Agent, for the ratable benefit of the Lenders) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower, or any of its Subsidiaries, from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of Borrower’s or such Subsidiary’s Intellectual Property (other than Intellectual Property that that is primarily related to any Discontinued Program), except as is otherwise permitted in Section 7.1 hereof and the definition of “Permitted Liens” herein. 7.6 [Reserved]. 7.7 Distributions; Investments. (a) Pay any dividends (other than dividends payable solely in capital stock) or make any distribution or payment in respect of or redeem, retire or purchase any capital stock (other than (1) dividends or payments by a Subsidiary of any Loan Party for Taxes payable by such Loan Party on account of its ownership of such Subsidiary or (2) Permitted Distributions); provided that (i) PLC Parent may convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof, distribute capital stock upon the exercise of options or warrants and make cash payments solely in lieu of the issuance of fractional shares upon such exercise or conversion so long as such exercise or conversion does not exceed Two Hundred Fifty Thousand Dollars ($250,000.00) in the aggregate per fiscal year, (ii) PLC Parent may make distributions solely in capital stock, and (iii) PLC Parent may make purchases or cash payments in lieu of fractional shares of capital stock arising out of stock dividends, splits or combinations not to exceed One Hundred Thousand Dollars ($100,000.00) in the aggregate per fiscal year; or (b) directly or indirectly, make any Investment other than Permitted Investments, or permit any of its Subsidiaries to do so. 7.8 Transactions with Affiliates. Enter into or permit to exist any material transaction with any Affiliate of Borrower or any of its Subsidiaries, except for (a) transactions that are in the ordinary course of such Loan Party’s or such Subsidiary’s business, upon fair and reasonable terms that are no less favorable to such Loan Party or such Subsidiary than would be obtained in an arm’s length transaction with a non-affiliated Person, (b) Subordinated Debt or equity investments by PLC Parent’s investors in PLC Parent, (c) intercompany services agreements, licensing agreements, or secondments of employees, officers, directors and managers between Loan Parties (provided, however, such agreements otherwise comply with all applicable provisions of this Agreement), (d) customary compensation and other benefits arrangements (including retirement, health, stock option, and other benefit plans and indemnification arrangements approved by the relevant Board of Directors) with Borrower’s and its Subsidiaries’ employees, officers, directors and managers approved by Borrower’s or such Subsidiary’s Board of Directors, and (e) transactions explicitly permitted or required to be made hereunder between Affiliates. 7.9 Subordinated Debt. (a) Make or permit any payment on any Subordinated Debt or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof or adversely affect the subordination thereof to Obligations owed to the Lenders, except, in each case of clauses (a) and (b), under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject. 7.10 Compliance. Become an “investment company” or a company controlled by an “investment company”, under the Investment Company Act of 1940, as amended, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a Material Adverse Change, or permit any of its Subsidiaries to do so; other than as a result of a Permitted Acquisition, be or become an employer (for the purposes of sections 38 to 51 of the Pensions Act 2004) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the Pensions Schemes Act 1993) or, other than as a result of a Permitted Acquisition, be or become “connected” with or an “associate” of (as those terms are used in sections 38 and 43 of the Pensions Act 2004) such an employer; withdraw or permit any Subsidiary to withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which results in any liability of Borrower or any of its Subsidiaries (including any liability to the Pension Benefit Guaranty Corporation or its successors or any other Governmental Authority), which, together with all occupational pension scheme liabilities that all Loan Parties and their Subsidiaries become subject to over the term of this Agreement, would be in an amount in excess of One Million Five Hundred Thousand Dollars ($1,500,000.00) for all Loan Parties and their Subsidiaries becoming due and payable over the term of this Agreement. No Loan Party or any of its Subsidiaries shall directly or indirectly use the proceeds of the Loans for any purpose which would breach the Bribery Act 2010, the United States Foreign Corrupt Practices Act of 1977 or other similar legislation in other jurisdictions. Each Loan Party and its Subsidiaries shall conduct its businesses in compliance with applicable anti-corruption laws (including but not limited to, the U.S. Foreign Corrupt Practices Act 1977) and maintain policies and procedures reasonably designed to promote and achieve compliance with such laws. 7.11 Compliance with Anti-Terrorism Laws. Collateral Agent hereby notifies the Loan Parties that pursuant to the requirements of Anti-Terrorism Laws, and Collateral Agent’s policies and practices, Collateral Agent is required to obtain, verify and record certain information and documentation that identifies the Loan Parties and their Subsidiaries and their respective principals, which information includes the name and address of the Loan Parties and their Subsidiaries and their respective principals and such other information that will allow Collateral Agent to identify such party in accordance with Anti-Terrorism Laws. No Loan Party or any Subsidiary of any Loan Party shall, nor shall the Loan Parties or any Subsidiary of any Loan Party permit any controlled Affiliates to, directly or indirectly, knowingly enter into any documents, instruments, agreements or contracts with any Person listed on the OFAC Lists. The Loan Parties shall immediately notify Collateral Agent if any Loan Party has knowledge that Borrower, or any Guarantor, or any Subsidiary or controlled Affiliate of Borrower or any Guarantor, is listed on the OFAC Lists or (a) is convicted on, (b) pleads nolo contendere to, (c) is indicted on, or (d) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering. No Loan Party or any Subsidiary of a Loan Party shall, nor shall the Loan Parties or any of their Subsidiaries, permit any controlled Affiliate to, directly or indirectly, in breach of Anti-Terrorism Laws, (i) knowingly conduct any business or engage in any transaction or dealing with any Blocked Person, including, without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224 or any similar executive order or other Anti-Terrorism Law, or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or other Anti-Terrorism Law. 8. EVENTS OF DEFAULT Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement: 8.1 Payment Default. Borrower fails to (a) make any payment of principal or interest on any Credit Extension on its due date (provided, however, Collateral Agent’s initial inaction to make the debit or ACH of the applicable payment shall not constitute an Event of Default unless Collateral Agent’s attempts in good faith to make such ACH or debit and is unable to do so because of insufficient funds or improper instructions given by Borrower), or (b) pay any other Obligations within five (5) Business Days after such Obligations are due and payable (which five (5) Business Day grace period shall not apply to payments due on the Maturity Date or the date of acceleration pursuant to Section 9.1(a) hereof). During the cure period, the failure to cure the payment default is not an Event of Default (but no Credit Extension will be made during the cure period); 8.2 Covenant Default. (a) Any Loan Party fails or neglects to perform any obligation in 6.6 (Operating Accounts), 6.7 (Protection of Intellectual Property Rights), 6.9 (Notice of Litigation and Default), 6.10 (Minimum Liquidity) or Borrower violates any covenant in Section 7; (b) Any Loan Party fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement or any Loan Documents, and as to any default (other than those specified in this Section 8) under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure the default within twenty (20) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the twenty (20) day period or cannot after diligent attempts by Borrower be cured within such twenty (20) day period, and such default is likely to be cured within a reasonable time, then

Borrower shall have an additional period (which shall not in any case exceed twenty (20) additional days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default (but no Credit Extensions shall be made during such cure period). Grace periods provided under this Section 8(b) shall not apply to any covenants set forth in subsection (a) above; 8.3 Material Adverse Change. A Material Adverse Change occurs; 8.4 Attachment; Levy; Restraint on Business. (a) (i) The service of process seeking to attach, by trustee or similar process, any funds of any Loan Party or of any entity under control of the Loan Parties on deposit with any Lender or any Lender’s Affiliate or any bank or other institution at which any Loan Party maintains a Collateral Account, or (ii) a notice of lien, levy, or assessment is filed against any Loan Party or its respective assets by any government agency, and the same under subclauses (i) and (ii) hereof are not, within fifteen (15) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); provided, however, no Credit Extensions shall be made during any ten (10) day cure period; and (b) (i) any material portion of the Loan Parties’ assets is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents any Loan Party from conducting any part of its business; 8.5 Insolvency. (a) Borrowers, taken as a whole, are or become Insolvent, PLC Parent and its Subsidiaries, taken as a whole, are or become Insolvent; (b) any Loan Party or any of its Subsidiaries begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against any Loan Party or any of its Subsidiaries and not dismissed or stayed within forty-five (45) days (but no Credit Extensions shall be made while any Loan Party or any Subsidiary is Insolvent and/or until any Insolvency Proceeding is dismissed); 8.6 Other Agreements. There is a default in any agreement to which any Loan Party or any of its Subsidiaries is a party with a third party or parties resulting in a right by such third party or parties, after the giving of notice or the expiration of any applicable grace periods, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of Three Million Dollars ($3,000,000.00) or that could reasonably be expected to have a Material Adverse Change; 8.7 Judgments. One or more judgments, orders, or decrees for the payment of money in an amount, individually or in the aggregate, of at least Three Million Dollars ($3,000,000.00) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against any Loan Party or any of its Subsidiaries and shall remain unsatisfied, unvacated, or unstayed for a period of fifteen (15) days after the entry thereof (provided that no Credit Extensions will be made prior to the satisfaction, vacation, or stay of such judgment, order or decree); 8.8 Misrepresentations. Any Loan Party or any Person acting for any Loan Party makes any representation, warranty, or other statement now or later in this Agreement, any Loan Document or in any writing delivered to Collateral Agent and/or Lenders or to induce Collateral Agent and/or the Lenders to enter this Agreement or any Loan Document, and such representation, warranty, or other statement is incorrect in any material respect when made; 8.9 Subordinated Debt. A default or breach occurs under any agreement between any Loan Party or any of its Subsidiaries and any creditor of any Loan Party or any of its Subsidiaries that signed a subordination, intercreditor, or other similar agreement with Collateral Agent or the Lenders, or any creditor that has signed such an agreement with Collateral Agent or the Lenders breaches any terms of such agreement; 8.10 Guaranty. (a) Any Guaranty terminates or ceases for any reason to be in full force and effect or (b) any Guarantor does not perform any obligation or covenant under any Guaranty, (c) any circumstance described in Sections 8.3, 8.4, 8.5, 8.7, or 8.8 occurs with respect to any Guarantor, or (d) the liquidation, winding up, or termination of existence of any Guarantor;

8.11 Governmental Approvals. Any Governmental Approval shall have been revoked, rescinded, suspended, modified in an adverse manner, or not renewed in the ordinary course for a full term and such revocation, rescission, suspension, modification or non-renewal has resulted in or could reasonably be expected to result in a Material Adverse Change; or 8.12 Lien Priority. Subject to the Legal Reservations, any Lien created hereunder or by any other Loan Document shall at any time fail to constitute a valid and perfected Lien on any of the Collateral purported to be secured thereby, subject to no prior or equal Lien, other than Permitted Liens; provided that such circumstance is not due to Collateral Agent’s failure to file an appropriate continuation financing statement, amendment financing statement or initial financing statement. 8.13 Delisting. The American Depository Shares of PLC Parent are delisted from the Nasdaq Stock Market, LLC because of failure to comply with continued listing standards thereof or due to a voluntary delisting which results in such shares not being listed on any other nationally recognized stock exchange in the United States having listing standards at least as restrictive as the Nasdaq Stock Market, LLC. 9. RIGHTS AND REMEDIES 9.1 Rights and Remedies. (a) Upon the occurrence and during the continuance of an Event of Default, Collateral Agent may, and at the written direction of Required Lenders shall, without notice or demand, do any or all of the following: (i) deliver notice of the Event of Default to Borrower, (ii) by notice to Borrower declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations shall be immediately due and payable without any action by Collateral Agent or the Lenders) or (iii) by notice to Borrower suspend or terminate the obligations, if any, of the Lenders to advance money or extend credit for Borrower’s benefit under this Agreement or under any other agreement between Borrower and Collateral Agent and/or the Lenders (but if an Event of Default described in Section 8.5 occurs all obligations, if any, of the Lenders to advance money or extend credit for Borrower’s benefit under this Agreement or under any other agreement between Borrower and Collateral Agent and/or the Lenders shall be immediately terminated without any action by Collateral Agent or the Lenders). (b) Without limiting the rights of Collateral Agent and the Lenders set forth in Section 9.1(a) above, upon the occurrence and during the continuance of an Event of Default, Collateral Agent shall have the right, without notice or demand, to do any or all of the following: (i) foreclose upon and/or sell or otherwise liquidate, the Collateral; (ii) apply to the Obligations any (a) balances and deposits of Borrower that Collateral Agent or any Lender holds or controls or (b) any amount held or controlled by Collateral Agent or any Lender owing to or for the credit or the account of Borrower; and/or (iii) commence and prosecute an Insolvency Proceeding or consent to Borrower commencing any Insolvency Proceeding. (c) Without limiting the rights of Collateral Agent and the Lenders set forth in Sections 9.1(a) and (b) above, upon the occurrence and during the continuance of an Event of Default, Collateral Agent shall have the right, without notice or demand, to do any or all of the following: (i) settle or adjust disputes and claims directly with Account Debtors for amounts on terms and in any order that Collateral Agent considers advisable, notify any Person owing Borrower money of Collateral Agent’s security interest in such funds, and verify the amount of such account; (ii) make any payments and do any acts it considers necessary or reasonable to protect the Collateral and/or its security interest in the Collateral. Borrower shall assemble the Collateral if Collateral Agent requests and make it available in a location as Collateral Agent reasonably designates. Collateral Agent may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Collateral Agent a license to enter and occupy any of its premises, without charge, to exercise any of Collateral Agent’s rights or remedies; (iii) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, and/or advertise for sale, the Collateral. Collateral Agent is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower’s and each of its Subsidiaries’ labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any similar property solely as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Collateral Agent’s exercise of its rights under this Section 9.1, Borrower’s and each of its Subsidiaries’ rights under all licenses and all franchise agreements inure to Collateral Agent, for the benefit of the Lenders place a “hold” on any account maintained with Collateral Agent or the Lenders and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement or similar agreements providing control of any Collateral; (iv) demand and receive possession of Borrower’s Books; (v) appoint a receiver to seize, manage and realize any of the Collateral, and such receiver shall have any right and authority as any competent court will grant or authorize in accordance with any applicable law, including any power or authority to manage the business of Borrower or any of its Subsidiaries; and (vi) subject to clauses 9.1(a) and (b), exercise all rights and remedies available to Collateral Agent and each Lender under the Loan Documents or at law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof). Notwithstanding any provision of this Section 9.1 to the contrary, upon the occurrence of any Event of Default, Collateral Agent shall have the right to exercise any and all remedies referenced in this Section 9.1 without the written consent of Required Lenders following the occurrence of an Exigent Circumstance. As used in the immediately preceding sentence, “Exigent Circumstance” means any event or circumstance that, in the reasonable judgment of Collateral Agent, imminently threatens the ability of Collateral Agent to realize upon all or any material portion of the Collateral, such as, without limitation, fraudulent removal, concealment, or abscondment thereof, destruction or material waste thereof, or failure of Borrower or any of its Subsidiaries after reasonable demand to maintain or reinstate adequate casualty insurance coverage, or which, in the judgment of Collateral Agent, could reasonably be expected to result in a material diminution in value of the Collateral. 9.2 Power of Attorney. Borrower hereby irrevocably appoints Collateral Agent as its lawful attorney-in-fact, exercisable upon the occurrence and during the continuance of an Event of Default, to: (a) endorse Borrower’s or any of its Subsidiaries’ name on any checks or other forms of payment or security; (b) sign Borrower’s or any of its Subsidiaries’ name on any invoice or bill of lading for any Account or drafts against Account Debtors; (c) settle and adjust disputes and claims about the Accounts directly with Account Debtors, for amounts and on terms Collateral Agent determines reasonable; (d) make, settle, and adjust all claims under Borrower’s insurance policies; (e) pay, contest or settle any Lien, charge, encumbrance, security interest, and adverse claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; and (f) transfer the Collateral into the name of Collateral Agent or a third party as the Code or any applicable law permits. Borrower hereby appoints Collateral Agent as its lawful attorney-in-fact to sign Borrower’s or any of its Subsidiaries’ name on any documents necessary to perfect or continue the perfection of Collateral Agent’s security interest in the Collateral regardless of whether an Event of Default has occurred until all Obligations (other than inchoate indemnity obligations) have been satisfied in full and Collateral Agent and the Lenders are under no further obligation to make Credit Extensions hereunder. Collateral Agent’s foregoing appointment as Borrower’s or any of its Subsidiaries’ attorney in fact, and all of Collateral Agent’s rights and powers, coupled with an interest, are irrevocable until all Obligations (other than inchoate indemnity obligations) have been fully repaid and performed and Collateral Agent’s and the Lenders’ obligation to provide Credit Extensions terminates.

9.3 Protective Payments. If Borrower or any of its Subsidiaries fail to obtain the insurance called for by Section 6.5 or fails to pay any premium thereon or fails to pay any other amount which Borrower or any of its Subsidiaries is obligated to pay under this Agreement or any other Loan Document (within five (5) Business Days of its due date), Collateral Agent may obtain such insurance or make such payment, and all amounts so paid by Collateral Agent are Lenders’ Expenses and immediately due and payable, bearing interest at the Default Rate, and secured by the Collateral. Collateral Agent will make reasonable efforts to provide Borrower with notice of Collateral Agent obtaining such insurance or making such payment at the time it is obtained or paid or within a reasonable time thereafter. No such payments by Collateral Agent are deemed an agreement to make similar payments in the future or Collateral Agent’s waiver of any Event of Default. 9.4 Application of Payments and Proceeds. Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence and during the continuance of an Event of Default, (a) Borrower irrevocably waives the right to direct the application of any and all payments at any time or times thereafter received by Collateral Agent from or on behalf of Borrower or any of its Subsidiaries of all or any part of the Obligations, and, as between Borrower on the one hand and Collateral Agent and Lenders on the other, Collateral Agent shall have the continuing and exclusive right to apply and to reapply any and all payments received against the Obligations in such manner as Collateral Agent may deem advisable notwithstanding any previous application by Collateral Agent, and (b) the proceeds of any sale of, or other realization upon all or any part of the Collateral shall be applied: first, to the Lenders’ Expenses; second, to accrued and unpaid interest on the Obligations (including any interest which, but for the provisions of the United States Bankruptcy Code, would have accrued on such amounts); third, to the principal amount of the Obligations outstanding; and fourth, to any other indebtedness or obligations of Borrower owing to Collateral Agent or any Lender under the Loan Documents. Any balance remaining shall be delivered to Borrower or to whoever may be lawfully entitled to receive such balance or as a court of competent jurisdiction may direct. In carrying out the foregoing, (x) amounts received shall be applied in the numerical order provided until exhausted prior to the application to the next succeeding category, and (y) each of the Persons entitled to receive a payment in any particular category shall receive an amount equal to its pro rata share of amounts available to be applied pursuant thereto for such category. Any reference in this Agreement to an allocation between or sharing by the Lenders of any right, interest or obligation “ratably,” “proportionally” or in similar terms shall refer to Pro Rata Share unless expressly provided otherwise. Collateral Agent, or if applicable, each Lender, shall promptly remit to the other Lenders such sums as may be necessary to ensure the ratable repayment of each Lender’s portion of any Term Loan and the ratable distribution of interest, fees and reimbursements paid or made by Borrower. Notwithstanding the foregoing, a Lender receiving a scheduled payment shall not be responsible for determining whether the other Lenders also received their scheduled payment on such date; provided, however, if it is later determined that a Lender received more than its ratable share of scheduled payments made on any date or dates, then such Lender shall remit to Collateral Agent or other Lenders such sums as may be necessary to ensure the ratable payment of such scheduled payments, as instructed by Collateral Agent. If any payment or distribution of any kind or character, whether in cash, properties or securities, shall be received by a Lender in excess of its ratable share, then the portion of such payment or distribution in excess of such Lender’s ratable share shall be received by such Lender in trust for and shall be promptly paid over to the other Lender for application to the payments of amounts due on the other Lenders’ claims. To the extent any payment for the account of Borrower is required to be returned as a voidable transfer or otherwise, the Lenders shall contribute to one another as is necessary to ensure that such return of payment is on a pro rata basis. If any Lender shall obtain possession of any Collateral, it shall hold such Collateral for itself and as agent and bailee for Collateral Agent and other Lenders for purposes of perfecting Collateral Agent’s security interest therein. 9.5 Liability for Collateral. So long as Collateral Agent and the Lenders comply with reasonable banking practices regarding the safekeeping of the Collateral in the possession or under the control of Collateral Agent and the Lenders, Collateral Agent and the Lenders shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person. Borrower bears all risk of loss, damage or destruction of the Collateral. 9.6 No Waiver; Remedies Cumulative. Failure by Collateral Agent or any Lender, at any time or times, to require strict performance by Borrower of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of Collateral Agent or any Lender thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by Collateral Agent and the Required Lenders and then is only effective for the specific instance and purpose for which it is given. The rights and remedies of Collateral Agent and the Lenders under this Agreement and the other Loan Documents are cumulative. Collateral Agent and the Lenders have all rights and remedies provided under the Code, any applicable law, by law, or in equity. The exercise by Collateral Agent or any Lender of one right or remedy is not an election, and Collateral Agent’s or any Lender’s waiver of any Event of Default is not a continuing waiver. Collateral Agent’s or any Lender’s delay in exercising any remedy is not a waiver, election, or acquiescence. 9.7 Demand Waiver. Borrower waives, to the fullest extent permitted by law, demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Collateral Agent or any Lender on which Borrower or any Subsidiary is liable. 10. NOTICES All notices, consents, requests, approvals, demands, or other communication (collectively, “Communication”) by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by facsimile or electronic mail transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below. Any of Collateral Agent, Lender or Borrower may change its mailing address, facsimile number, or email address by giving the other party written notice thereof in accordance with the terms of this Section 10. If to Borrower: CENTESSA PHARMACEUTICALS HOLDINGS, INC. CENTESSA BIOSCIENCES, INC. CENTESSA PHARMACEUTICALS, LLC 1st Federal Street 38th Floor Boston, MA 02110 Attn: John Crowley, Chief Financial Officer Email: John.Crowley@centessa.com with a copy to: CENTESSA PHARMACEUTICALS HOLDINGS, INC. CENTESSA BIOSCIENCES, INC. CENTESSA PHARMACEUTICALS, LLC 1st Federal Street 38th Floor Boston, MA 02110 Attn: General Counsel Email: legal@centessa.com with a copy (which shall not constitute notice) to: Freshfields US LLP 3 World Trade Center 175 Greenwich Street 53rd Floor New York, New York 10007 Attention: Kyle Lakin Fax: 212-277-4001 Email: kyle.lakin@freshfields.com

If to Collateral Agent: with a copy to: OXFORD FINANCE LLC 115 South Union Street Suite 300 Alexandria, VA 22314 Attention: Legal Department Fax: (703) 519-5225 Email: LegalDepartment@oxfordfinance.com OXFORD FINANCE CREDIT FUND II LP c/o Oxford Finance Advisors, LLC, its manager 115 South Union Street Suite 300 Alexandria, VA 22314 Attention: Legal Department Fax: (703) 519-5225 Email: LegalDepartment@oxfordfinance.com with a copy to OXFORD FINANCE CREDIT FUND III LP c/o Oxford Finance Advisors, LLC, its manager 115 South Union Street Suite 300 Alexandria, VA 22314 Attention: Legal Department Fax: (703) 519-5225 Email: LegalDepartment@oxfordfinance.com with a copy (which shall not constitute notice) to: Greenberg Traurig, LLP One International Place Boston, MA 02110 Attn: Abdullah Malik Fax: (617) 897-0983 Email: malikab@gtlaw.com 11. CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER New York law governs the Loan Documents without regard to principles of conflicts of law that would cause the law of another jurisdiction to apply. Borrower, Lenders and Collateral Agent each submit to the exclusive jurisdiction of the Supreme Court of the State of New York (and any appellate court therefrom) and Federal courts in the City of New York, Borough of Manhattan. NOTWITHSTANDING THE FOREGOING, COLLATERAL AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH COLLATERAL AGENT AND THE LENDERS (IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.1) DEEM NECESSARY OR APPROPRIATE TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE COLLATERAL AGENT’S AND THE LENDERS’ RIGHTS AGAINST BORROWER OR ITS PROPERTY. Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and Borrower hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Borrower hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to Borrower at the address set forth in, or subsequently provided by Borrower in accordance with, Section 10 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of Borrower’s actual receipt thereof or three (3) days after deposit in the U.S. mails, first class, registered or certified mail return receipt requested, proper postage prepaid. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER, COLLATERAL AGENT, AND THE LENDERS EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL. 12. GENERAL PROVISIONS 12.1 Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not transfer, pledge or assign this Agreement or any rights or obligations under it without Collateral Agent’s and each Lender’s prior written consent (which may be granted or withheld in Collateral Agent’s and each Lender’s discretion, subject to Section 12.6). Subject to this Section 12.1, the Lenders have the right, without the consent of or notice to Borrower, to sell, transfer, assign, pledge, negotiate, or grant participation in (any such sale, transfer, assignment, negotiation, or grant of a participation, a “Lender Transfer”) all or any part of, or any interest in, the Lenders’ obligations, rights, and benefits under this Agreement and the other Loan Documents; provided, however, that any such Lender Transfer (other than a transfer, pledge, sale or assignment to an Eligible Assignee) of its obligations, rights, and benefits under this Agreement and the other Loan Documents shall require the prior written consent of the Required Lenders (such approved assignee, an “Approved Lender”); provided, further, that any such Lender Transfer shall only be to an Eligible Assignee unless an Event of Default has occurred and is outstanding. Borrower and Collateral Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned until Collateral Agent shall have received and accepted an effective assignment agreement in form satisfactory to Collateral Agent executed, delivered and fully completed by the applicable parties thereto, and shall have received such other information regarding such Eligible Assignee or Approved Lender as Collateral Agent reasonably shall require. Notwithstanding anything to the contrary contained herein, so long as no Event of Default has occurred and is continuing, no Lender Transfer (other than a Lender Transfer in connection with (x) assignments by a Lender due to a forced divestiture at the request of any regulatory agency; or (y) upon the occurrence of a default, event of default or similar occurrence with respect to a Lender’s own financing or securitization transactions) shall be permitted, without Borrower’s consent, to any Person which is an Affiliate or Subsidiary of Borrower, a direct competitor of Borrower or a vulture hedge fund, each as determined by Collateral Agent. 12.2 Indemnification. Borrower agrees to indemnify, defend and hold Collateral Agent and the Lenders and their respective directors, officers, employees, agents, attorneys, or any other Person affiliated with or representing Collateral Agent or the Lenders (each, an “Indemnified Person”) harmless against: (a) all obligations, demands, claims, and liabilities (collectively, “Claims”) asserted by any other party in connection with, related to, following, or arising from, out of or under, the transactions contemplated by the Loan Documents; and (b) all losses or Lenders’ Expenses incurred, or paid by Indemnified Person in connection with, related to, following, or arising from, out of or under, the transactions contemplated by the Loan Documents between Collateral Agent, and/or the Lenders and Borrower (including reasonable attorneys’ fees and expenses), except for Claims and/or losses directly caused by such Indemnified Person’s gross negligence or willful misconduct. Borrower hereby further indemnifies, defends and holds each Indemnified Person harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the fees and disbursements of counsel for such Indemnified Person) in connection with any investigative, response, remedial, administrative or judicial matter or proceeding, whether or not such Indemnified Person shall be designated a party thereto and including any such proceeding initiated by or on behalf of Borrower, and the reasonable expenses of investigation by engineers, environmental consultants and similar technical personnel and any commission, fee or compensation claimed by any broker (other than any broker retained by Collateral Agent or Lenders) asserting any right to payment for the transactions contemplated hereby which may be imposed on, incurred by or asserted against such Indemnified Person as a result of or in connection with the transactions contemplated hereby and the use or intended use of the proceeds of the loan proceeds except for liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements directly caused by such Indemnified Person’s gross negligence or willful misconduct. 12.3 Time of Essence. Time is of the essence for the performance of all Obligations in this Agreement. 12.4 Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision. 12.5 Correction of Loan Documents. Collateral Agent and the Lenders may correct patent errors and fill in any blanks in this Agreement and the other Loan Documents consistent with the agreement of the parties. 12.6 Amendments in Writing; Integration. (a) No amendment, modification, termination or waiver of any provision of this Agreement or any other Loan Document, no approval or consent thereunder, or any consent to any departure by Borrower or any of its Subsidiaries therefrom, shall in any event be effective unless the same shall be in writing and signed by Borrower, Collateral Agent and the Required Lenders provided that: (i) no such amendment, waiver or other modification that would have the effect of increasing or reducing a Lender’s Term Loan Commitment or Commitment Percentage shall be effective as to such Lender without such Lender’s written consent; (ii) no such amendment, waiver or modification that would affect the rights and duties of Collateral Agent shall be effective without Collateral Agent’s written consent or signature; (iii) no such amendment, waiver or other modification shall, unless signed by all the Lenders directly affected thereby, (A) reduce the principal of, rate of interest on or any fees with respect to any Term Loan or forgive any principal, interest (other than default interest) or fees (other than late charges) with respect to any Term Loan; (B) postpone the date fixed for, or waive, any payment of principal of any Term Loan or of interest on any Term Loan (other than default interest) or any fees provided for hereunder (other than late charges or for any termination of any commitment); (C) change the definition of the term “Required Lenders” or the percentage of Lenders which shall be required for the Lenders to take any action hereunder; (D) release all or substantially all of any material portion of the Collateral, authorize Borrower to sell or otherwise dispose of all or substantially all or any material portion of the Collateral or release any Guarantor of all or any portion of the Obligations or its guaranty obligations with respect thereto, except, in each case with respect to this clause (D), as otherwise may be expressly permitted under this Agreement or the other Loan Documents (including in connection with any disposition permitted hereunder); (E) amend, waive or otherwise modify this Section 12.6 or the definitions of the terms used in this Section 12.6 insofar as the definitions affect the substance of this Section 12.6; (F) consent to the assignment, delegation or other transfer by Borrower of any of its rights and obligations under any Loan Document or release Borrower of its payment obligations under any Loan Document, except, in each case with respect to this clause (F), pursuant to a merger or consolidation permitted pursuant to this Agreement; (G) amend any of the provisions of Section 9.4 or amend any of the definitions of Pro Rata Share, Term Loan Commitment, Commitment Percentage or that provide for the Lenders to receive their Pro Rata Shares of any fees, payments, setoffs or proceeds of Collateral hereunder; (H) subordinate the Liens granted in favor of Collateral Agent securing the Obligations; or (I) amend any of the provisions of Section 12.10. It is hereby understood and agreed that all Lenders shall be deemed directly affected by an amendment, waiver or other modification of the type described in the preceding clauses (C), (D), (E), (F), (G) and (H) of the preceding sentence; (iv) the provisions of the foregoing clauses (i), (ii) and (iii) are subject to the provisions of any interlender or agency agreement among the Lenders and Collateral Agent pursuant to which any Lender may agree to give its consent in connection with any amendment, waiver or modification of the Loan Documents only in the event of the unanimous agreement of all Lenders.

(b) Other than as expressly provided for in Section 12.6(a)(i)-(iii), Collateral Agent may, if requested by the Required Lenders, from time to time designate covenants in this Agreement less restrictive by notification to a representative of Borrower. (c) This Agreement and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents. 12.7 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement. 12.8 Survival. All covenants, representations and warranties made in this Agreement continue in full force and effect until this Agreement has terminated pursuant to its terms and all Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been satisfied. The obligation of Borrower in Section 12.2 to indemnify each Lender and Collateral Agent, as well as the confidentiality provisions in Section 12.9 below, shall survive until the statute of limitations with respect to such claim or cause of action shall have run. 12.9 Confidentiality. In handling any confidential information of Borrower, the Lenders and Collateral Agent shall exercise the same degree of care that it exercises for their own proprietary information (and in no event less than a reasonable standard of care), but disclosure of information may be made: (a) subject to the terms and conditions of this Agreement, to the Lenders’ and Collateral Agent’s Subsidiaries or Affiliates, or in connection with a Lender’s own financing or securitization transactions and upon the occurrence of a default, event of default or similar occurrence with respect to such financing or securitization transaction; (b) to prospective transferees (other than those identified in (a) above) or purchasers of any interest in the Credit Extensions (provided, however, the Lenders and Collateral Agent shall, except upon the occurrence and during the continuance of an Event of Default, obtain such prospective transferee’s or purchaser’s agreement to the terms of this provision or to similar confidentiality terms); (c) as required by law, regulation, subpoena, or other order; (d) to Lenders’ or Collateral Agent’s regulators or as otherwise required in connection with an examination or audit; (e) as Collateral Agent reasonably considers appropriate in exercising remedies under the Loan Documents; and (f) to third party service providers of the Lenders and/or Collateral Agent so long as such service providers have executed a confidentiality agreement with the Lenders and Collateral Agent with terms no less restrictive than those contained herein. Lender and the Collateral Agent shall use commercially reasonable efforts to limit any disclosures of confidential information of Borrower or its Affiliates and Subsidiaries pursuant to (c) and (d) above to the minimum required disclosure, and to notify Lender promptly of such disclosure to the extent Lender and/or the Collateral Agent is legally permitted to so notify. Confidential information does not include information that either: (i) is in the public domain or in the Lenders’ and/or Collateral Agent’s possession when disclosed to the Lenders and/or Collateral Agent, or becomes part of the public domain after disclosure to the Lenders and/or Collateral Agent; or (ii) is disclosed to the Lenders and/or Collateral Agent by a third party, if the Lenders and/or Collateral Agent does not know that the third party is prohibited from disclosing the information. Collateral Agent and the Lenders may use confidential information for any purpose, including, without limitation, for the development of client databases, reporting purposes, and market analysis. The provisions of the immediately preceding sentence shall survive the termination of this Agreement. The agreements provided under this Section 12.9 supersede all prior agreements, understanding, representations, warranties, and negotiations between the parties about the subject matter of this Section 12.9. 12.10 Public Announcement. Notwithstanding anything else herein to the contrary, Borrower hereby agrees that Collateral Agent and each Lender may make a public announcement of the transactions contemplated by this Agreement, and may publicize the same on its company website, in marketing materials, newspapers and other publications, and otherwise, and in connection therewith may use Borrower’s name, tradenames, logos, and any information related to the transactions to the extent such information is not confidential. 12.11 Right of Set Off. Borrower hereby grants to Collateral Agent and to each Lender, a lien, security interest and right of set off as security for all Obligations to Collateral Agent and each Lender hereunder, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Collateral Agent or the Lenders or any entity under the control of Collateral Agent or the Lenders (including a Collateral Agent affiliate) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Collateral Agent or the Lenders may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE COLLATERAL AGENT TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. 12.12 Cooperation of Borrower. If necessary, Borrower agrees to (i) execute any documents (including new Secured Promissory Notes) reasonably required to effectuate and acknowledge each assignment of a Term Loan Commitment or Loan to an assignee in accordance with Section 12.1, (ii) make relevant members of Borrower’s management available to meet with Collateral Agent and prospective participants and assignees of Term Loan Commitments or Credit Extensions (which meetings shall (a) be conducted no more often than twice every twelve months unless an Event of Default has occurred and is continuing and (b) be reasonable in scope and duration so as not to unduly interfere with Borrower’s conduct of its business), and (iii) reasonably assist Collateral Agent or the Lenders in the preparation of information relating to the financial affairs of Borrower as any prospective participant or assignee of a Term Loan Commitment or Term Loan reasonably may request. Subject to the provisions of Section 12.9, Borrower authorizes each Lender to disclose to any prospective participant or assignee of a Term Loan Commitment, any and all information in such Lender’s possession concerning Borrower and its financial affairs which has been delivered to such Lender by or on behalf of Borrower pursuant to this Agreement, or which has been delivered to such Lender by or on behalf of Borrower in connection with such Lender’s credit evaluation of Borrower prior to entering into this Agreement. 12.13 Borrower Liability. Either Borrower may, acting singly, request Credit Extensions hereunder. Each Borrower hereby appoints the other as agent for the other for all purposes hereunder, including with respect to requesting Credit Extensions hereunder. Each Borrower hereunder shall be jointly and severally obligated to repay all Credit Extensions made hereunder, regardless of which Borrower actually receives said Credit Extension, as if each Borrower hereunder directly received all Credit Extensions. Each Borrower waives (a) any suretyship defenses available to it under the Code or any other applicable law, and (b) any right to require Collateral Agent or any Lender to: (i) proceed against any Borrower or any other person; (ii) proceed against or exhaust any security; or (iii) pursue any other remedy. Collateral Agent and or any Lender may exercise or not exercise any right or remedy it has against any Borrower or any security it holds (including the right to foreclose by judicial or non-judicial sale) without affecting any Borrower’s liability. Notwithstanding any other provision of this Agreement or other related document, each Borrower irrevocably waives all rights that it may have at law or in equity (including, without limitation, any law subrogating Borrower to the rights of Collateral Agent and the Lenders under this Agreement) to seek contribution, indemnification or any other form of reimbursement from any other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by Borrower with respect to the Obligations in connection with this Agreement or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by Borrower with respect to the Obligations in connection with this Agreement or otherwise. Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section shall be null and void. If any payment is made to a Borrower in contravention of this Section, such Borrower shall hold such payment in trust for Collateral Agent and the Lenders and such payment shall be promptly delivered to Collateral Agent for application to the Obligations, whether matured or unmatured. 13. DEFINITIONS 13.1 Definitions. As used in this Agreement, the following terms have the following meanings: “1-Month CME Term SOFR” is the 1-month CME Term SOFR reference rate as published by the CME Term SOFR Administrator on the CME Term SOFR Administrator’s Website. “Account” is any “account” as defined in the Code with such additions to such term as may hereafter be made, and includes, without limitation, all accounts receivable and other sums owing to Borrower.

“Account Debtor” is any “account debtor” as defined in the Code with such additions to such term as may hereafter be made. “ACH” means automated clearing house transfers. “Acquisition” means (i) any transaction, or any series of related transactions, by which any Person directly or indirectly, by means of a amalgamation, merger, purchase of business, assets or shares or similar transaction having the same effect as any of the foregoing, (i) acquires any business or product or all or substantially all of the assets of any Person engaged in any business or any business, product, Intellectual Property, business line or product line, division or other unit operation of any Person, (ii) acquires control of securities of a Person engaged in a business representing more than fifty percent (50%) of the ordinary voting power for the election of directors or other governing body if the business affairs of such Person are managed by a Board of Directors or (iii) acquires control of more than fifty percent (50%) of the ownership interest in any Person engaged in any business that is not managed by a Board of Directors; and (ii) any exclusive in-license of Intellectual Property rights by Borrower or any of its Subsidiaries to research, develop, manufacture and/or commercialize a drug or pharmaceutical product, companion diagnostics or medical devices, but excluding licenses that fall within the scope of paragraph (C) of the definition of “Permitted Licenses”. “Acquisition Cost” means, with respect to each Permitted Acquisition, (a) consideration paid or payable for such Permitted Acquisition, including all upfront/closing consideration, earnouts (whether earned or contingent), milestone payments, deferred purchase price and any other contractual commitment, whether fixed or contingent, and (b) all costs incurred or reasonably expected to be incurred in connection with such Permitted Acquisition, including (x) any transition support costs and (y) dedicated post-closing research and development spend for the twelve (12) months following the closing of such Permitted Acquisition (as presented to Borrower’s Board of Directors in connection with such Permitted Acquisition), but in all cases excluding any projected post-closing research and development spend after the twelve (12) months following the closing of such Permitted Acquisition. “Actively Developed” means with respect to a given drug candidate, such drug candidate being actively developed and its clinical trials being actively pursued by one or more of the Loan Parties, such drug candidate not having been out-licensed by any of the Loan Parties, the Loan Parties continue to intend to invest meaningful additional resources into the development of such drug candidate and no Complete Response Letters or clinical holds have been received with respect to such drug candidate. “Affiliate” of any Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person. “Agreement” is defined in the preamble hereof. “Amortization Date” is, (i) February 1, 2029, if the Extension Event does not occur and (ii) February 1, 2030, if the Extension Event occurs. “Annual Projections” is defined in Section 6.2(a)(iii). “Anti-Terrorism Laws” are any laws relating to terrorism or money laundering, including Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the laws comprising or implementing the Bank Secrecy Act, and the laws administered by OFAC. “ApcinteX” is ApcinteX Limited, a private limited company incorporated under the laws of England and Wales, with registered number 09088717 and its registered address at 3rd Floor 1 Ashley Road, Altrincham, Cheshire, United Kingdom, WA14 2DT. “Approved Fund” is any (a) Person, investment company, fund, securitization vehicle or conduit that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender, or (iii) a Person (other than a natural person) or an Affiliate of a Person (other than a natural person) that administers or manages a Lender, or (b) any Person (other than a natural person) which temporarily warehouses loans, or provides financing or securitizations, in each case, for any Lender or any entity described in the preceding clause (a). “Approved Lender” is defined in Section 12.1. “Basic Rate” is with respect to each Term Loan, the per annum rate of interest (based on a year of three hundred sixty (360) days) equal to (a) the lesser of (i) five and fifty hundredths percent (5.50%) and (ii) the greater of (A) the 1-Month CME Term SOFR on the last Business Day of the month that immediately precedes the month in which the interest will accrue and (B) three and twenty-eight hundredths percent (3.28%), plus (b) five percent (5.00%). Notwithstanding the foregoing, (i) in no event shall the Basic Rate for any Term Loan be less than eight and twenty-eight hundredths percent (8.28%) or greater than ten and fifty hundredths percent (10.50%), (ii) upon the occurrence of a Benchmark Transition Event, Collateral Agent may, in good faith and with reference to the margin above such interest rate in this definition, amend this Agreement to replace the Benchmark with a replacement interest rate and replacement margin above such interest rate that results in a substantially similar interest rate floor and total rate in effect immediately prior to the effectiveness of such replacement interest rate and replacement margin, and any such amendment shall become effective at 5:00 p.m. Eastern time on the third Business Day after Collateral Agent has notified Borrower of such amendment, and (iii) the Basic Rate for the Term A Loan for the period from the Effective Date through and including December 31, 2024 shall be 9.53093%. Any determination, decision or election that may be made by Collateral Agent pursuant hereto will be conclusive and binding absent manifest error and may be made in Collateral Agent’s sole discretion and without consent from any other party. “Benchmark” is, initially, the 1-Month CME Term SOFR; provided, that if a Benchmark Transition Event has occurred with respect to the 1-Month CME Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable replacement rate that has replaced the immediately preceding benchmark rate pursuant to the defined term “Basic Rate”. “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator for such Benchmark announcing that such Person has ceased or will cease to provide such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark; (b) a public statement or publication of information by the regulatory supervisor for the administrator for such Benchmark, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, which states that the administrator for such Benchmark has ceased or will cease to provide such Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark; or (c) a public statement or publication of information by the regulatory supervisor for the administrator for such Benchmark announcing that such Benchmark is no longer representative or in compliance with the International Organization of Securities Commissions Principles for Financial Benchmarks. “Blocked Person” is any Person: (a) listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (b) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (c) a Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, (d) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224, or (e) a Person that is named a “specially designated national” or “blocked person” on the most current list published by OFAC or other similar list.

“Board of Directors” means, for any Person, the board of directors or other governing body of such Person or, if such Person does not have such a board of directors or other governing body and is owned or managed by a single entity, the board of directors of such entity, or, in either case, any committee thereof duly authorized to act on behalf of such Board of Directors. “Borrower” is defined in the preamble hereof. “Borrower’s Books” are Borrower’s or any of its Subsidiaries’ books and records including ledgers, federal, and state tax returns, records regarding Borrower’s or its Subsidiaries’ assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information. “Business Day” is any day that is not a Saturday, Sunday or a day on which banks in New York City or London, England are closed for business. “Cash Equivalents” are (i) securities issued or unconditionally guaranteed or insured by the United States of America or the United Kingdom or any agency or instrumentality thereof, backed by the full faith and credit of the United States of America or United Kingdom and maturing within one (1) year from the date of acquisition, (ii) commercial paper issued by any Person organized under the laws of the United States of America or United Kingdom, maturing within 360 days from the date of acquisition and, at the time of acquisition, having a rating of at least A-1 or the equivalent thereof by Standard & Poor’s Ratings Services or at least P-1 or the equivalent thereof by Moody’s Investors Service, Inc., or F-1 or better by Fitch Investor Services, (iii) time deposits and certificates of deposit maturing within 360 days from the date of issuance and issued by a bank or trust company organized under the laws of the United States of America (or any state thereof) or United Kingdom (a) that has combined capital and surplus of at least Five Hundred Million Dollars ($500,000,000.00) or (bb) that has (or is a subsidiary of a bank holding company that has) a long-term unsecured debt rating of at least A or the equivalent thereof by Standard & Poor’s Ratings Services or at least A2 or the equivalent thereof by Moody’s Investors Service, Inc. or A or better by Fitch Investor Services, and (iv) moneymarket funds that are SEC registered 2a-7 eligible only, have assets in excess of One Billion Dollars ($1,000,000,000.00), offer a daily purchase/redemption feature and seek to maintain a constant share price; provided that, the Loan Parties will invest only in ‘no-load’ funds which have a constant One Dollar ($1.00) net asset value target. Notwithstanding the foregoing, Cash Equivalents does not include and Borrower, and each of its Subsidiaries, are prohibited from purchasing, purchasing participations in, entering into any type of swap or other equivalent derivative transaction, or otherwise holding or engaging in any ownership interest in any type of debt instrument, including, without limitation, any corporate or municipal bonds with a long-term nominal maturity for which the interest rate is reset through a dutch auction and more commonly referred to as an auction rate security (each, an “Auction Rate Security”). “Centessa UK” is Centessa Pharmaceuticals (UK) Limited, a private limited company incorporated under the laws of England and Wales, with registered number 13040752 and its registered address at 3rd Floor 1 Ashley Road, Altrincham, Cheshire, United Kingdom, WA14 2DT. “Charged UK Company” is defined in Section 3.1(l). “Claims” are defined in Section 12.2. “Clinical Milestone” is (i) PLC Parent’s public announcement, on or before June 30, 2028, of Positive Data from the Phase 3 clinical trials of Loan Parties’ drug candidate ORX750 in Narcolepsy Type 1, Narcolepsy Type 2, and idiopathic hypersomnia and (ii) PLC Parent’s Board of Directors certification to Collateral Agent of receipt of such Positive Data, on or before June 30, 2028, in such form and substance as are reasonably acceptable to Collateral Agent. “CME Term SOFR Administrator” is CME Group Benchmark Administration Limited, as administrator of the forward-looking term SOFR, or any successor administrator. “CME Term SOFR Administrator’s Website” is the website of the CME Term SOFR Administrator at http://www.cmegroup.com, or any successor source.

“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of New York; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Collateral Agent’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions. “Collateral” is any and all properties, rights and assets described on Exhibit A. “Collateral Account” is any Deposit Account, Securities Account, or Commodity Account, or any other bank account maintained by Borrower or any Subsidiary at any time that is not an Excluded Account. “Collateral Agent” is Oxford, not in its individual capacity, but solely in its capacity as agent on behalf of and for the benefit of the Lenders. “Commitment Percentage” is set forth in Schedule 1.1, as amended from time to time. “Commodity Account” is any “commodity account” as defined in the Code with such additions to such term as may hereafter be made. “Communication” is defined in Section 10. “Compliance Certificate” is that certain certificate in the form attached hereto as Exhibit C. “Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement. “Control Agreement” is any control agreement entered into among the depository institution at which Borrower or any of its Subsidiaries maintains a Deposit Account or the securities intermediary or commodity intermediary at which Borrower or any of its Subsidiaries maintains a Securities Account or a Commodity Account, Borrower and such Subsidiary, and Collateral Agent pursuant to which Collateral Agent obtains control (within the meaning of the Code) for the benefit of the Lenders over such Deposit Account, Securities Account, or Commodity Account. “Copyrights” are any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret. “Credit Extension” is any Term Loan or any other extension of credit by Collateral Agent or Lenders for Borrower’s benefit. “Default Rate” is defined in Section 2.3(b).

“Deposit Account” is any “deposit account” as defined in the Code with such additions to such term as may hereafter be made. “Designated Deposit Account” is Borrower’s deposit account, account number 31373715, maintained with Citibank N.A., New York. “Disbursement Letter” is that certain form attached hereto as Exhibit B. “Discontinued Program” means any asset of a Loan Party in relation to (i) the ApcinteX SerpinPC program that had been developed for hemophilia, (ii) the programs of Z Factor Limited that had been developed for Alpha-1 antitrypsin deficiency, (iii) the Capella Biosciences programs (other than out-licensed programs) (iv) the Janpix program and (v) any other program that Borrower and Collateral Agent agree to designate as a “Discontinued Program.” “Disqualified Lenders” means those Persons identified by Borrower to Collateral Agent (and agreed upon by Collateral Agent) prior to the Effective Date as “Disqualified Lenders;” provided, however, such other lenders and entities may be added to the definition of Disqualified Lenders as Collateral Agent and Borrower may reasonably agree on or prior to the Funding Date of any Term Loan to be made after the Effective Date, effective as of the date of Funding Date of such Term Loan made after the Effective Date. “Dollar Equivalent” is, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in a foreign currency, the equivalent amount therefor in Dollars as determined by Collateral Agent at such time on the basis of the then-prevailing rate of exchange in New York, New York, for sales of the foreign currency for transfer to the country issuing such foreign currency. “Dormant Sub” is defined in Section 6.14. “Division” means, in reference to any Person which is an entity, the division of such Person into two (2) or more separate Persons, with the dividing Person either continuing or terminating its existence as part of such division, including, without limitation, as contemplated under Section 18-217 of the Delaware Limited Liability Company Act for limited liability companies formed under Delaware law, or any analogous action taken pursuant to any other applicable law with respect to any corporation, limited liability company, partnership or other entity. “Dollars,” “dollars” and “$” each mean lawful money of the United States. “Effective Date” is defined in the preamble of this Agreement. “Eligible Assignee” is (i) a Lender, (ii) an Affiliate of a Lender, (iii) an Approved Fund and (iv) any commercial bank, savings and loan association or savings bank or any other entity which is an “accredited investor” (as defined in Regulation D under the Securities Act of 1933, as amended) and which extends credit or buys loans as one of its businesses, including insurance companies, mutual funds, lease financing companies and commercial finance companies, in each case, which either (A) has a rating of BBB or higher from Standard & Poor’s Rating Group and a rating of Baa2 or higher from Moody’s Investors Service, Inc. at the date that it becomes a Lender or (B) has total assets in excess of Five Billion Dollars ($5,000,000,000.00), and in each case of clauses (i) through (iv), which, through its applicable lending office, is capable of lending to Borrower without the imposition of any withholding or similar taxes; provided that notwithstanding the foregoing, “Eligible Assignee” shall not include, unless an Event of Default has occurred and is continuing, (i) Borrower or any of Borrower’s Affiliates or Subsidiaries or (ii) a direct competitor of Borrower or a vulture hedge fund. Notwithstanding the foregoing, (x) in connection with assignments by a Lender due to a forced divestiture at the request of any regulatory agency, the restrictions set forth herein shall not apply and Eligible Assignee shall mean any Person or party and (y) in connection with a Lender’s own financing or securitization transactions, the restrictions set forth herein shall not apply and Eligible Assignee shall mean any Person or party providing such financing or formed to undertake such securitization transaction and any transferee of such Person or party upon the occurrence of a default, event of default or similar occurrence with respect to such financing or securitization transaction; provided that no such sale, transfer, pledge or assignment under this clause (y) shall release such Lender from any of its obligations hereunder or substitute any such Person or party for such Lender as a party hereto until Collateral Agent shall have received and accepted an effective assignment agreement from such Person or party in form satisfactory to Collateral Agent executed, delivered and fully completed by the applicable parties thereto, and shall have received such other information regarding such Eligible Assignee as Collateral Agent reasonably shall require. Notwithstanding any of the foregoing, in no event or circumstance shall an Eligible Assignee be a Disqualified Lender. “Equipment” is all “equipment” as defined in the Code with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing. “Equity Event” is the receipt by Borrower on or after the Effective Date of unrestricted net cash proceeds of not less than Two Hundred Million Dollars ($200,000,000.00) in the aggregate from (i) the issuance and sale by Borrower of its equity securities and/or (ii) “up front” payments in connection with a joint venture, collaboration or other partnering transaction. “ERISA” is the Employee Retirement Income Security Act of 1974, as amended, and its regulations. “Event of Default” is defined in Section 8. “Excluded Account” means (i) a deposit account that contains monies for remittance to taxing authorities to pay tax obligations of such customers and similar trust, escrow or deposit accounts for the benefit of persons other than any Loan Party thereof so long as, in each case, such account is segregated from the concentration and operating accounts of any Loan Party and contains no funds of any Loan Party thereof, (ii) any deposit account that is used solely for payment of taxes, payroll, bonuses, other compensation and related expenses, in each case, for employees or former employees and is noted as being used for such purpose on the Perfection Certificate(s), (iii) any deposit account so long as the amount deposited therein does not exceed Seven Hundred Fifty Thousand Dollars ($750,000.00); provided, however, the aggregate balance in all deposit accounts maintained pursuant to this clause (iii) shall not exceed (a) Two Million Five Hundred Thousand Dollars ($2,500,000.00) prior to March 31, 2025, and (b) and One Million Five Hundred Thousand Dollars ($1,500,000.00) commencing on March 31, 2025. “Excluded Taxes” means, with respect to the Lenders or any other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder or under any other Loan Document, (a) any taxes on or measured by overall net income (however denominated), franchise taxes (in lieu of net income taxes) and branch profits taxes, (i) in each case imposed on it by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of the Lenders, in which its applicable lending office is located or (ii) that are Other Connection Taxes, (b) in the case of the Lenders, U.S. federal withholding taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in the Obligations pursuant to applicable law in effect on the date on which (i) such Lender acquires such interest in the Obligations or (ii) such Lender changes its lending office (other any change made at the request of any Borrower), except in each case to the extent that amounts with respect to such taxes were payable either to an assignor immediately before the assignee became a party hereto or to a Lender (or an applicable assignee) immediately before it changed its lending office, (c) Taxes solely attributable to such recipient’s failure to comply with Section 2.7, and (d) any U.S. federal withholding taxes imposed under FATCA. “Excluded Subsidiary” means (a) any Immaterial Subsidiary or (b) any Dormant Sub. “Existing Indebtedness” is the indebtedness of PLC Parent in the aggregate principal outstanding amount as of the Effective Date of approximately $110,056,730.01 pursuant to that certain Note Purchase Agreement, dated October 1, 2021, entered into by and between Cocoon SA LLC and other parties and PLC Parent. “Extension Event” is (i) PLC Parent or Borrower initiating, on or before September 30, 2026, the registrational Phase 3 clinical trial for the Loan Parties’ drug candidate ORX750 in Narcolepsy Type 1, Narcolepsy Type 2 and idiopathic hypersomnia, (ii) the Equity Event occurring on or before October 31, 2028, and (iii) Borrower notifying Collateral Agent in writing no later than 30 days from the later of (A) the later of the date of the achievement of milestones set forth in clauses (i) and (ii) and (B) December 2, 2025, of its election to extend the Maturity Date and the Amortization Date; provided, however, at the time of making such election, no Event of Default should have occurred and be continuing. “FATCA” means Sections 1471 through 1474 of the IRC, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the IRC and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the IRC. “FDA” means U.S. Food and Drug Administration. “Final Payment” is a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) due on the earliest to occur of (a) the Maturity Date, or (b) the acceleration of any Term Loan, or (c) the prepayment of a Term Loan pursuant to Section 2.2(c) or (d), equal to the original principal amount of such Term Loan multiplied by the Final Payment Percentage, payable to Lenders in accordance with their respective Pro Rata Shares. For the avoidance of doubt, the calculation of any Final Payment shall not include the principal amount prepaid in accordance with Section 2.2(d)(ii) if a Final Payment based on such principal amount was made at the time of such prepayment. “Final Payment Percentage” is five percent (5.00%). “Funding Date” is any date on which a Credit Extension is made to or on account of Borrower which shall be a Business Day. “GAAP” is generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession in the United States, which are applicable to the circumstances as of the date of determination. “General Intangibles” are all “general intangibles” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation, all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, any trade secret rights, including any rights to unpatented inventions, payment intangibles, royalties, contract rights, goodwill, franchise agreements, purchase orders, customer lists, route lists, telephone numbers, domain names, claims, income and other tax refunds, security and other deposits, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind. “Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority. “Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization. “Guarantor” is any Person providing a Guaranty in favor of Collateral Agent. “Guarantors” shall include, without limitation, the following: ApcinteX (which is running a Discontinued Program as of the Effective Date and shall wind down such program in accordance with the rights under this Agreement), PLC Parent and Centessa UK.

“Guaranty” is any guarantee of all or any part of the Obligations, as the same may from time to time be amended, restated, modified or otherwise supplemented. “Immaterial Subsidiary” means those Subsidiaries of PLC Parent for which (a) the aggregate assets of all such Subsidiaries and their respective Subsidiaries (on a consolidated basis) as of any such date do not exceed Five Million Dollars ($5,000,000.00); and (b) any such Subsidiary or its respective Subsidiaries do not hold any Material Intellectual Property. “Indebtedness” is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations, and (d) Contingent Obligations. “Indemnified Person” is defined in Section 12.2. “Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief. “Insolvent” means not Solvent. “Intellectual Property” means all of Borrower’s or any Subsidiary’s right, title and interest in and to the following: (a) its Copyrights, Trademarks and Patents; (b) any and all trade secrets and trade secret rights, including, without limitation, any rights to unpatented inventions, know-how, operating manuals; (c) any and all source code; (d) any and all design rights which may be available to Borrower; (e) any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above; and (f) all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents. “Inventory” is all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of any Person’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above. “Investment” is any beneficial ownership interest in any Person (including stock, partnership interest or other securities), and any loan, advance or capital contribution to any Person. “IP Agreement” means individually and collectively, jointly and severally, the Patent Security Agreement and the Trademark Security Agreement. “IRC” means the Internal Revenue Code of 1986, as amended. “Key Person” is each of (i) Chief Executive Officer, who is Saurabh Saha as of the Effective Date, (ii) Chief Financial Officer, who is John Crowley as of the Effective Date, and (iii) President of the Loan Parties’ Orexin Program, who is Mario Alberto Accardi as of the Effective Date.

“Legal Reservations” are: (i) the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganization and other laws generally affecting the rights of creditors; (ii) the time barring of claims under the Limitation Acts, the possibility that an undertaking to assume liability for or indemnify a person against non-payment of UK stamp duty may be void and defenses of set-off or counterclaim; (iii) similar principles, rights and defenses under the laws of the United States or the UK; and (iv) any other matters which are set out as qualifications or reservations as to matters of law of general application in any legal opinions given in connection with the Loan Documents. “Lender” is any one of the Lenders. “Lenders” are the Persons identified on Schedule 1.1 hereto and each assignee that becomes a party to this Agreement pursuant to Section 12.1. “Lenders’ Expenses” are all audit fees and expenses, costs, and expenses (including reasonable attorneys’ fees and expenses, as well as appraisal fees, fees incurred on account of lien searches, inspection fees, and filing fees) for preparing, amending, negotiating, administering, defending and enforcing the Loan Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings) or otherwise incurred by Collateral Agent and/or the Lenders in connection with the Loan Documents. “Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest, or other similar encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property. “Limitation Acts” are the Limitation Act 1980 and the Foreign Limitation Periods Act 1984. “Loan Documents” are, collectively, this Agreement, the Perfection Certificate, each Compliance Certificate, each Disbursement Letter, each Guaranty, each Security Document, the IP Agreement, any subordination agreements, any note, or notes or guaranties executed by Borrower or any other Person, and any other present or future agreement entered into by Borrower, any Guarantor or any other Person for the benefit of the Lenders and Collateral Agent in connection with this Agreement; all as amended, restated, or otherwise modified. “Loan Party” is a Borrower or a Guarantor. “Manufacture” and “Manufacturing” means all activities related to the production, manufacture, processing, filling, finishing, packaging, labeling, shipping, and holding of any product, or any intermediate thereof, including process development, process qualification and validation, scale-up, pre-clinical, clinical and commercial manufacture and analytic development, product characterization, stability testing, quality assurance, and quality control. “Material Adverse Change” is (a) a material impairment in the perfection or priority of Collateral Agent’s Lien in the material Collateral, taken as a whole, or in the value of such material Collateral, taken as a whole; (b) a material adverse change in the business, operations or condition (financial or otherwise) of Borrowers, taken as a whole, or PLC Parent and its Subsidiaries, taken as a whole; or (c) a material impairment on the prospect of repayment of any portion of the Obligations. “Material Intellectual Property” means, at any given time, any Intellectual Property (including exclusive licenses of Intellectual Property) of any Loan Party that is (i) material to the business of any Loan Party as being conducted or being currently proposed to be conducted on the Effective Date or at any applicable date in the future or has (ii) material commercial value, but excluding any Intellectual Property that is primarily related to any Discontinued Program. “Maturity Date” is (i) December 1, 2029, if the Extension Event does not occur, and (ii) December 1, 2030, if the Extension Event occurs.

“Minimum Liquidity Amount” is (i) thirty-five percent (35%) of the outstanding aggregate principal amount of Term Loans (if neither clause (ii) nor clause (iii) of the definition of Minimum Liquidity Amount are applicable), (ii) sixty percent (60%) of the outstanding aggregate principal amount of Term Loans, if the Loan Parties’ drug ORX750 reports Negative Data in either of the Phase 2 or Phase 3 clinical trials or is no longer being Actively Developed, so long as the Loan Parties’ drug candidate ORX142 continues to be Actively Developed, and (iii) eighty percent (80%) of the outstanding aggregate principal amount of Term Loans, if (A) the Loan Parties’ drug ORX750 reports Negative Data in either of the Phase 2 or Phase 3 clinical trials or is not being Actively Developed and (B) the Loan Parties’ drug candidate ORX142 is not being Actively Developed. “Negative Data” means the failure to produce data sufficient for advancement to Phase 3, the failure to achieve statistical significance for the primary endpoints and key secondary endpoints in the Phase 3 trial, or reporting a safety profile unacceptable for advancement or U.S. Food and Drug Administration approval. “Obligations” are all of Borrower’s obligations to pay when due any debts, principal, interest, Lenders’ Expenses, the Prepayment Fee, the Final Payment, and other amounts Borrower owes the Lenders now or later, in connection with, related to, following, or arising from, out of or under, this Agreement or, the other Loan Documents, or otherwise, and including interest accruing after Insolvency Proceedings begin (whether or not allowed) and debts, liabilities, or obligations of Borrower assigned to the Lenders and/or Collateral Agent, and the performance of Borrower’s duties under the Loan Documents. “OFAC” is the U.S. Department of Treasury Office of Foreign Assets Control. “OFAC Lists” are, collectively, the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or other restricted Persons maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders. “Operating Documents” are, for any Person, such Person’s formation documents, as certified by the Secretary of State (or equivalent agency) of such Person’s jurisdiction of organization on a date that is no earlier than thirty (30) days prior to the Effective Date, and, (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto. “Other Connection Taxes” means, with respect to the Lenders or any other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder or under any other Loan Document, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Obligation or Loan Document). “Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same. “Patent Security Agreement” is that certain Patent Security Agreement, entered into by and between Centessa UK and Collateral Agent, effective as of the Effective Date. “Payment Date” is the first (1st) calendar day of each calendar month, commencing on February 1, 2025. “Perfection Certificate” is defined in Section 5.1.

“Permitted Acquisition” means an Acquisition to the extent that each of the following conditions shall have been satisfied: (a) immediately prior to, and after giving effect thereto, no Event of Default shall have occurred and be continuing or would result therefrom; (b) all transactions in connection therewith shall be consummated, in all material respects, in accordance with applicable law; (c) such acquired Person or assets shall be in the life sciences industry, including, without limitation, in the business of research and development of therapeutics, diagnostics, and devices (or a line of business reasonably related thereto); (d) such acquisition shall not cause the focus or locations of the Loan Parties’ operations (when taken as a whole) to be located outside of the United States or the United Kingdom; provided that conducting research and development (including, without limitation, via vendors or performing clinical trials) outside the United States or United Kingdom shall not be considered in such determination; (e) in connection with such acquisition, neither Borrower nor any of its Subsidiaries (including for this purpose, the target of the acquisition) shall acquire or be subject to any Indebtedness or Liens that are not otherwise permitted hereunder; (f) subject to the last paragraph of this defined term, such acquisition(s) may be conducted in the United States or United Kingdom (or in other jurisdictions so long as all assets and/or entities that are the subject of such acquisitions are Transferred to a Loan Party within 180 days of the consummation of such acquisition) so long as Collateral Agent, for the ratable benefit of the Lenders, receives a first priority perfected Lien (subject to Permitted Liens) on all entities and/or assets acquired in connection with such acquisition(s); (g) in the case of the purchase or other acquisition of equity interests, (i) all of the equity interests (except for any such equity interest in the nature of directors’ qualifying shares required pursuant to applicable law) acquired or otherwise issued by such Person or any newly formed Subsidiary in connection with such acquisition shall be wholly owned by Borrower or a Subsidiary, and (ii) all Persons whose equity interests are being acquired shall become Loan Parties; (h) Borrower shall have delivered to the Collateral Agent at least five (5) Business Days (or such shorter period as may be acceptable to Collateral Agent) prior to such proposed acquisition (i) a copy of the purchase agreement related to the proposed acquisition (and any related documents reasonably requested by the Collateral Agent), (ii) a general description of the acquired assets or acquired business line or unit or division, and the competitive position of such business line or unit or division within the industry, (iii) the sources and uses of funds to finance the proposed acquisition, and (iv) to the extent available, quarterly and annual audited financial statements of the Person whose Shares or assets are being acquired for the twelve (12) month period immediately prior to such proposed acquisition; (i) any assets acquired by the Loan Parties from such Permitted Acquisition shall be subject to the security interest granted to Collateral Agent under the Loan Documents and the security interest in such assets shall be perfected in accordance with requirement set forth in this Agreement and other Loan Documents; (j) the aggregate Acquisition Costs for all such Permitted Acquisitions during the entire term of this Agreement shall not exceed Ten Million Dollars ($10,000,000.00) prior to the occurrence of the Clinical Mileston Event (or Twenty Million Dollars ($20,000,000.00) after the occurrence of the Clinical Milestone) and equity in the aggregate amount of twenty percent (20.00%) of the pro forma capitalization of the PLC Parent; (k) Collateral Agent has received a certificate from a Responsible Officer together with projections approved by Borrower’s Board of Directors, certifying and setting forth in reasonable detail that Borrower has enough cash on hand to pay its projected expenses and all debt service when due for a period of twelve (12) months after the consummation of such transaction (after giving effect to such transaction); and (l) such Permitted Acquisition shall be consensual and shall have been approved by the target’s Board of Directors. Notwithstanding anything to the contrary contained herein, in order for any acquisition of Shares or assets of another Person to constitute a Permitted Acquisition, Borrower must comply with all of the following: (a) subject to clause (e) of the defined term “Permitted Acquisitions,” within thirty (30) Business Days of the closing of such Permitted Acquisition, the applicable Borrower (or Subsidiary) making such Permitted Acquisition and the target, if applicable, shall have executed such documents and taken such actions as may be required under Section 6.12; (b) such other financial information, financial analysis, documentation or other information relating to such Permitted Acquisition as was reasonably requested by each Lender or Collateral Agent; (c) on or prior to the date of such Permitted Acquisition, the Collateral Agent and Lenders shall have received, in form and substance reasonably satisfactory to the Collateral Agent and Lenders, a certificate of the Responsible Officer of Borrower certifying compliance with the requirements contained in this definition of “Permitted Acquisition” and with the other terms of the Loan Documents (before and after giving effect to such Permitted Acquisition); and (d) Borrower shall provide to the Collateral Agent and Lenders as soon as available but in any event not later than ten (10) Business Days after the execution thereof, a copy of the executed purchase agreement or similar agreement with respect to any such acquisition. “Permitted Distributions” means: (a) repurchases pursuant to the terms of employee stock purchase plans, employee restricted stock agreements, stockholder rights plans, director or consultant stock option plans, or similar plans, provided such repurchases do not exceed (x) One Million Dollars ($1,000,000.00) in the aggregate during any fiscal year and (y) Five Million Dollars ($5,000,000.00) during the life of this Agreement; (b) repurchases of equity interests deemed to occur upon the cash-less or net exercise of stock options, restricted stock units, restricted shares, warrants or other convertible or exchangeable securities; (c) repurchases of equity interests, including options, restricted share units and restricted shares, deemed to occur upon the withholding of a portion of the equity interests granted or awarded to a current or former officer, director, employee or consultant to pay for the taxes payable by such person upon such grant or award (or upon vesting or exercise thereof); (d) repurchases of dividends or distributions by any Subsidiary of a Loan Party to a Loan Party; and (e) repurchases of dividends solely in common stock. “Permitted Indebtedness” is: (a) Borrower’s Indebtedness to the Lenders and Collateral Agent under this Agreement and the other Loan Documents; (b) Indebtedness existing on the Effective Date and disclosed on the Perfection Certificate(s); (c) Subordinated Debt; (d) unsecured Indebtedness to trade creditors incurred in the ordinary course of business; (e) Indebtedness consisting of capitalized lease obligations and purchase money Indebtedness, in each case incurred by Borrower or any of its Subsidiaries to finance the acquisition, repair, improvement or construction of fixed or capital assets of such person, provided that the aggregate outstanding principal amount of all such Indebtedness does not exceed Two Million Dollars ($2,000,000.00) at any time; (f) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of Borrower’s business; (g) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (d) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose materially more burdensome terms upon Borrower, or its Subsidiary, as the case may be; (h) Contingent Obligations of Borrower and its Subsidiaries in respect of Indebtedness otherwise permitted hereunder of Borrower and any Subsidiary; (i) Indebtedness incurred by Borrower or its Subsidiaries to finance the payment of insurance premiums; provided, however, the aggregate amount of such Indebtedness for all Loan Parties and their Subsidiaries outstanding at any given time does not exceed Two Hundred Fifty Thousand Dollars ($250,000.00); (j) Indebtedness owed to any Person providing worker’s compensation, health, disability or other employee benefits or property, casualty or liability insurance to Borrower or any Subsidiary incurred in connection with such Person providing such benefits or insurance pursuant to customary reimbursement or indemnification obligations to such Person; provided, however, the aggregate amount of such Indebtedness for all Loan Parties and their Subsidiaries outstanding at any given time does not exceed Two Hundred Fifty Thousand Dollars ($250,000.00); (k) Contingent Obligations (or liabilities as a surety, endorser, accommodation endorser or otherwise) in respect of performance, surety, statutory, appeal or similar obligations incurred in the ordinary course of business but excluding Contingent Obligations with respect to any obligations for borrowed money; (l) Indebtedness comprising Investments permitted by clause (f) of Permitted Investments; provided that any obligations of a Loan Party owing pursuant to this clause (l) shall be subordinated to the Obligations; (m) Indebtedness incurred in respect of credit card processing services, credit or debit cards, stored value cards (including so-called “procurement cards” or “P cards”), or any cash management or related services including treasury, depository, return items, overdraft, controlled disbursement, merchant store value cards, e-payables services, electronic funds transfer, interstate depository network, ACH (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) and other cash management arrangements, in each case, incurred in the ordinary course of business; provided that the aggregate amount of all such Indebtedness shall not exceed Two Million Five Hundred Thousand Dollars ($2,500,000.00) at any time outstanding; (n) reimbursement obligations in connection with letters of credit that are secured by cash and issued on behalf of Borrower or a Subsidiary (x) for real estate purposes in the ordinary course of business in a face amount at any time outstanding not to exceed One Million Dollars ($1,000,000.00) prior to the Clinical Milestone and Two Million Five Hundred Thousand Dollars ($2,500,000.00) after the Clinical Milestone, less the amount of cash subject to Liens pursuant to clause (n) of the definition of “Permitted Liens”), and (y) otherwise in a face amount at any time outstanding not to exceed One Million Dollars ($1,000,000.00) prior to the Clinical Milestone or Two Million Five Hundred Thousand Dollars ($2,500,000.00) after the Clinical Milestone; (o) Indebtedness of a Loan Party to any other Loan Party; (p) guarantees by any Loan Party of Permitted Indebtedness of any other Loan Party;

(q) Indebtedness under interest rate and currency hedging agreements in the ordinary course of the business and not for speculative purposes; provided, however, the aggregate amount of such Indebtedness outstanding at any given time shall not exceed $1,000,000.00; and (r) other unsecured Indebtedness of the Borrower or its Subsidiaries in an aggregate amount at any time not to exceed Three Million Five Hundred Thousand Dollars ($3,500,000.00). “Permitted Investments” are: (a) Investments disclosed on the Perfection Certificate(s) and existing on the Effective Date; (b) (i) Investments consisting of cash and Cash Equivalents, and (ii) any other Investments permitted by Borrower’s investment policy, as amended from time to time, provided that such investment policy (and any such amendment thereto) has been approved in writing by Collateral Agent (acting reasonably); (c) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of Borrower; (d) Investments consisting of deposit accounts in which Collateral Agent has a perfected security interest or of Excluded Accounts; (e) Investments in connection with Transfers permitted by Section 7.1; (f) Investments by (i) any Loan Party in any other Loan Party and (ii) any Subsidiary that is not a Loan Party in any other Subsidiary. (g) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by Borrower’s Board of Directors; not to exceed Three Hundred Fifty Thousand Dollars ($350,000.00) in the aggregate for (i) and (ii) in any fiscal year; (h) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business; (i) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business; provided that this paragraph (h) shall not apply to Investments of Borrower in any Subsidiary; (j) Permitted Acquisitions; (k) non-cash Investments in joint ventures or strategic alliances in the ordinary course of Borrower’s business consisting of the non-exclusive licensing of technology, the development of technology or the providing of technical support; (l) Investments consisting of trade credit extended in the ordinary course of business; and (m) other Investments in an aggregate amount at any time not to exceed Three Million Five Hundred Thousand Dollars ($3,500,000.00). “Permitted Licenses” are (A) licenses of over-the-counter software that is commercially available to the public, and (B) non-exclusive and exclusive licenses for the use of the Intellectual Property of a Loan Party or any of its Subsidiaries entered into in the ordinary course of business (including non-exclusive licenses, freedom to operate licenses, licenses from and to vendors, cell-line licenses, manufacturing licenses and the like that support or are ancillary to the development, manufacture and/or commercialization of the Borrower’s or its Subsidiaries drug or pharmaceutical product); provided, that, with respect to each such license described in clause (B), (i) no Event of Default has occurred or is continuing at the time of such license; (ii) the license constitutes an arms-length transaction, the terms of which, on their face, do not provide for a sale or assignment of any Material Intellectual Property and do not restrict the ability of the applicable Loan Party or any of its Subsidiaries, as applicable, to pledge, grant a security interest in or lien on, or assign or otherwise Transfer any Intellectual Property; (iii) all upfront payments, royalties, milestone payments or other proceeds arising from the licensing agreement that are payable to Borrower or any of its Subsidiaries are paid to a Deposit Account that is governed by a Control Agreement and (iv) in the case of any exclusive license, (x) Borrower delivers seven (7) days’ prior written notice and a brief summary of the terms of the proposed license to Collateral Agent and the Lenders and delivers to Collateral Agent and the Lenders copies of the final executed licensing documents in connection with the exclusive license promptly upon consummation thereof, and (y) any such license could not result in a legal transfer of title of the licensed property but may be exclusive in respects other than territory and may be exclusive as to territory only as to discrete geographical areas outside of the United States (provided, however, exclusive licenses with respect to Loan Parties’ Intellectual Property directly related to Lockbody program, ORX142 and any Discontinued Program may be exclusive on a world-wide basis without compliance with the foregoing clause (iv) with respect to territory (which, for the avoidance of doubt, shall include on a country-by-country and regional basis)). “Permitted Liens” are: (a) Liens existing on the Effective Date and disclosed on the Perfection Certificate or arising under this Agreement and the other Loan Documents; (b) Liens for taxes, fees, assessments or other government charges or levies, either (i) not due and payable or (ii) being contested in good faith and for which Borrower maintains adequate reserves on its Books, provided that no notice of any such Lien has been filed or recorded under the IRC, and the Treasury Regulations adopted thereunder; (c) liens securing Indebtedness permitted under clause (e) of the definition of “Permitted Indebtedness,” provided that (i) such liens exist prior to the acquisition of, or attach substantially simultaneous with, or within twenty (20) days after the, acquisition, lease, repair, improvement or construction of, such property financed or leased by such Indebtedness and (ii) such liens do not extend to any property of Borrower other than the property (and proceeds thereof) acquired, leased or built, or the improvements or repairs, financed by such Indebtedness; (d) Liens of carriers, warehousemen, suppliers, or other Persons that are possessory in nature arising in the ordinary course of business so long as such Liens attach only to Inventory, securing liabilities in the aggregate amount not to exceed One Million Dollars ($1,000,000.00), and which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto; (e) Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA); (f) Liens incurred in the extension, renewal or refinancing of the Indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness may not increase; (g) leases or subleases of real property granted in the ordinary course of Borrower’s business (or, if referring to another Person, in the ordinary course of such Person’s business), and leases, subleases, non-exclusive licenses or sublicenses of personal property (other than Material Intellectual Property) granted in the ordinary course of Borrower’s business (or, if referring to another Person, in the ordinary course of such Person’s business), if the leases, subleases, licenses and sublicenses do not prohibit granting Collateral Agent or any Lender a security interest therein;

(h) banker’s liens, rights of setoff and Liens in favor of financial institutions incurred in the ordinary course of business arising in connection with Borrower’s Deposit Accounts or Securities Accounts held at such institutions solely to secure payment of fees and similar costs and expenses; (i) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Sections 8.4 or 8.7; (j) Liens consisting of Permitted Licenses; (k) easements, rights-of-way, zoning restrictions, minor defects or irregularities in title and other similar encumbrances not interfering in any material respect with the value or use of the property to which such Lien is attached; (l) Liens on insurance policies and the proceeds thereof securing the financing of premiums with respect thereto to the extent permitted under this Agreement; (m) Liens on cash deposits securing Indebtedness permitted pursuant to (i) clause (l)(m) of the definition of “Permitted Indebtedness”; provided that the aggregate amount of such cash deposits does not exceed the maximum amount of such Permitted Indebtedness and such cash deposits are maintained in a segregated bank account (of which Collateral Agent has been notified on the applicable Perfection Certificate), and (ii) clause (n) of the definition of “Permitted Indebtedness”; provided that the amount of such cash deposits in respect of any letter of credit does not exceed one hundred and five percent (105%) of the face amount thereof and such cash deposits are maintained in a segregated bank account (of which Collateral Agent has been notified on the applicable Perfection Certificate); and (n) other Liens which do not secure Indebtedness for borrowed money or letters of credit and as to which the aggregate amount of the obligations secured thereby does not exceed Five Hundred Thousand Dollars ($500,000.00). “Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency. “PLC Parent” is Centessa Pharmaceuticals PLC, a public limited company incorporated under the laws of England and Wales, with registered number 12973576 and its registered address at 3rd Floor 1 Ashley Road, Altrincham, Cheshire, United Kingdom, WA14 2DT. “Positive Data” means, with respect to the clinical trial of a drug candidate, achievement of statistically significant primary endpoints and key secondary endpoints with an acceptable safety profile sufficient and necessary to support the advancement to the Phase 3 clinical trial (if the applicable trial is a Phase 2 clinical trial) or to receive the final approval by the FDA with a label that is generally consistent with what Borrower sought (if the applicable trial is a Phase 3 clinical trial). “Prepayment Fee” is, with respect to any Term Loan subject to prepayment prior to the Maturity Date, whether by mandatory or voluntary prepayment, acceleration or otherwise, an additional fee payable to the Lenders in amount equal to: (i) for a prepayment made on or after the Funding Date of such Term Loan through and including the first anniversary of the Funding Date of such Term Loan, three percent (3.00%) of the principal amount of such Term Loan prepaid; (ii) for a prepayment made after the date which is after the first anniversary of the Funding Date of such Term Loan through and including the second anniversary of the Funding Date of such Term Loan, two percent (2.00%) of the principal amount of the Term Loans prepaid; and

(iii) for a prepayment made after the date which is after the second anniversary of the Funding Date of such Term Loan through and prior to the Maturity Date, one percent (1.00%) of the principal amount of the Term Loans prepaid. “Pro Rata Share” is, as of any date of determination, with respect to each Lender, a percentage (expressed as a decimal, rounded to the ninth decimal place) determined by dividing the outstanding principal amount of Term Loans held by such Lender by the aggregate outstanding principal amount of all Term Loans. “Registered Organization” is any “registered organization” as defined in the Code with such additions to such term as may hereafter be made. “Required Lenders” means (i) for so long as all of the Persons that are Lenders on the Effective Date (each an “Original Lender”) have not assigned or transferred any of their interests in their Term Loan, Lenders holding one hundred percent (100%) of the aggregate outstanding principal balance of the Term Loan, or (ii) at any time from and after any Original Lender has assigned or transferred any interest in its Term Loan, Lenders holding greater than fifty-one percent (51%) of the aggregate outstanding principal balance of the Term Loan and, in respect of this clause (ii), (A) each Original Lender that has not assigned or transferred any portion of its Term Loan, (B) each assignee or transferee of an Original Lender’s interest in the Term Loan, but only to the extent that such assignee or transferee is an Affiliate or Approved Fund of such Original Lender, and (C) any Person providing financing to any Person described in clauses (A) and (B) above; provided, however, that this clause (C) shall only apply upon the occurrence of a default, event of default or similar occurrence with respect to such financing. “Requirement of Law” is as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Responsible Officer” is any of the Chief Executive Officer, or Chief Financial Officer of Borrower acting alone. “Second Draw Period” is the period commencing on the date of the occurrence of the Clinical Milestone and ending on the earliest of (i) June 30, 2028, (ii) the date that is ninety (90) days immediately after the occurrence of the Clinical Milestone, and (iii) the occurrence of an Event of Default; provided, however, that the Second Draw Period shall not commence if on the date of the occurrence of the Clinical Milestone an Event of Default has occurred and is continuing. “Secured Promissory Note” is defined in Section 2.4. “Secured Promissory Note Record” is a record maintained by each Lender with respect to the outstanding Obligations owed by Borrower to Lender and credits made thereto. “Securities Account” is any “securities account” as defined in the Code with such additions to such term as may hereafter be made. “Security Documents” are any documents granting security interest and/or creating a floating or fixed charge in relation to any Guaranty. “Shares” is one hundred percent (100%) of the issued and outstanding capital stock, membership units or other securities owned or held of record by Borrower or Borrower’s Subsidiary, in any Subsidiary. “Solvent” is, with respect to any Person: the fair salable value of such Person’s consolidated assets (including goodwill minus disposition costs) exceeds the fair value of such Person’s liabilities; such Person is not left with unreasonably small capital after the transactions in this Agreement; and such Person is able to pay its debts (including trade debts) as they mature.

“Subordinated Debt” is indebtedness incurred by any Loan Party or any of its Subsidiaries subordinated to all Indebtedness of Borrower and/or its Subsidiaries to the Lenders (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to Collateral Agent and the Lenders entered into between Collateral Agent, Borrower, and/or any of its Subsidiaries, and the other creditor), on terms acceptable to Collateral Agent and the Lenders. “Subsidiary” is, with respect to any Person, any Person of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations) is owned or controlled, directly or indirectly, by such Person or through one or more intermediaries. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Loan” is defined in Section 2.2(a)(iii) hereof. “Term A Loan” is defined in Section 2.2(a)(i) hereof. “Term B Loan” is defined in Section 2.2(a)(ii) hereof. “Term C Loan” is defined in Section 2.2(a)(iii) hereof. “Term Loan Commitment” is, for any Lender, the obligation of such Lender to make a Term Loan, up to the principal amount shown on Schedule 1.1. “Term Loan Commitments” means the aggregate amount of such commitments of all Lenders. “Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks. “Trademark Security Agreement” is that certain Trademark Security Agreement, entered into by and between the PLC Parent and Collateral Agent, effective as of the Effective Date. “Transfer” is defined in Section 7.1. [Balance of Page Intentionally Left Blank]

[Signature Page to Loan and Security Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date. BORROWER: CENTESSA PHARMACEUTICALS HOLDINGS, INC. By Name: Title: BORROWER: CENTESSA BIOSCIENCES, INC. By Name: Title: BORROWER: CENTESSA PHARMACEUTICALS, LLC By Name: Title: John Crowley Authorized Officer John Crowley Authorized Officer John Crowley Authorized Officer

[Signature Page to Loan and Security Agreement] COLLATERAL AGENT AND LENDER: OXFORD FINANCE LLC By Name: Title: LENDER: OXFORD FINANCE CREDIT FUND II LP By: Oxford Finance Advisors, LLC, its manager By ________________________________________ Name: ____________________________________ Title: _____________________________________ LENDER: OXFORD FINANCE CREDIT FUND III LP By: Oxford Finance Advisors, LLC, its manager By ________________________________________ Name: Colette H. Featherly Title: Senior Vice President Colette H. Featherly Senior Vice President Senior Vice President Colette H. Featherly

SCHEDULE 1.1 Lenders and Commitments1 Term A Loans Lender Term Loan Commitment Commitment Percentage OXFORD FINANCE LLC $51,500,000.00 46.82% OXFORD FINANCE CREDIT FUND II LP $20,000,000.00 18.18% OXFORD FINANCE CREDIT FUND III LP $38,500,000.00 35.00% TOTAL $110,000,000 100.00% Term B Loans Lender Term Loan Commitment Commitment Percentage OXFORD FINANCE LLC $40,000,000 100.00% TOTAL $40,000,000 100.00% Aggregate (all Term Loans) Lender Term Loan Commitment Commitment Percentage OXFORD FINANCE LLC $91,500,000.00 61.00% OXFORD FINANCE CREDIT FUND II LP $37,500,000.00 25.00% OXFORD FINANCE CREDIT FUND III LP $21,000,000.00 14.00% TOTAL $150,000,000.00 100.00% 1 Schedule 1.1 will be updated if the Term C Loans are made.

EXHIBIT A Description of Collateral The Collateral consists of all of a Loan Party’s right, title and interest in and to the following personal property: All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles (including Intellectual Property), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts and other Collateral Accounts, all certificates of deposit, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and All Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing. Notwithstanding the foregoing, the Collateral does not include (i) any license or contract, in each case if the granting of a Lien in such license or contract is prohibited by or would constitute a default under the applicable law or the agreement governing such license or contract (but (A) only to the extent such prohibition is enforceable under applicable law and (B) other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-408 or 9-409 (or any other Section) of Division 9 of the Code); provided that upon the termination, lapsing or expiration of any such prohibition, such license or contract, as applicable, shall automatically be subject to the security interest granted in favor of Collateral Agent hereunder and become part of the “Collateral;” (ii) any Excluded Account; (iii) any intent-to-use trademark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable federal law; (iv) any equity interests of a Dormant Sub held by a Loan Party; (v) any assets, property or rights of any Excluded Subsidiary; and (vi) any commercial tort claims with a value less than One Million Five Hundred Thousand Dollars ($1,500,000.00).

EXHIBIT B Form of Disbursement Letter [see attached]

DISBURSEMENT LETTER [DATE] The undersigned, being the duly elected and acting of CENTESSA PHARMACEUTICALS HOLDINGS, INC., a Delaware corporation with offices located at 1 Federal Street, 38th Floor, Boston, MA 02110, CENTESSA BIOSCIENCES, INC., a Delaware corporation with offices located at 1 Federal Street, 38th Floor, Boston, MA 02110 and CENTESSA PHARMACEUTICALS, LLC, a Delaware limited liability company with offices located at 1 Federal Street, 38th Floor, Boston, MA 02110 (individually and collectively, jointly and severally, “Borrower”), does hereby certify to OXFORD FINANCE LLC (“Oxford”), as collateral agent acting on behalf of the Lenders from time to time party to (as defined herein) the Loan Agreement (as defined below) (the “Collateral Agent”) in connection with that certain Loan and Security Agreement dated as of December 30, 2024, by and among Borrower, Collateral Agent and the Lenders from time to time party thereto (the “Loan Agreement”; with other capitalized terms used below having the meanings ascribed thereto in the Loan Agreement) that: 1. The representations and warranties made by Borrower in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects as of the date hereof. 2. No event or condition has occurred that would constitute an Event of Default under the Loan Agreement or any other Loan Document. 3. Borrower is in compliance with the covenants and requirements contained in Sections 4, 6 and 7 of the Loan Agreement. 4. All conditions referred to in Section 3 of the Loan Agreement to the making of the Loan to be made on or about the date hereof have been satisfied or waived by Collateral Agent. 5. No Material Adverse Change has occurred. 6. The undersigned is a Responsible Officer. [Balance of Page Intentionally Left Blank]

7. The proceeds of the Term [A][B][C] Loan shall be disbursed as follows: Disbursement from Collateral Agent: Loan Amount $_______________ Plus: --Deposit Received $__________ Less: --Facility Fee ($_________) [--Existing Debt Payoff to be remitted to [PAYOFF BANK] per the Payoff Letter dated [DATE] ($_________)] [--Interim Interest ($_________)] --Lender’s Legal Fees ($_________)* TOTAL TERM [A][B][C] LOAN NET PROCEEDS FROM Collateral Agent: $_______________ 8. The [initial][Term Loan][Term A Loan] shall amortize in accordance with the Amortization Table attached hereto. 9. The aggregate net proceeds of the Term Loans shall be transferred to the Designated Deposit Account as follows: Account Name: [BORROWER] Bank Name: [______] Bank Address: [______] Account Number: ____________________________________ ABA Number: [_______] [Balance of Page Intentionally Left Blank] * Legal fees and costs are through the Effective Date. Post-closing legal fees and costs, payable after the Effective Date, to be invoiced and paid post-closing.

[Signature Page to Disbursement Letter] Dated as of the date first set forth above. BORROWER: CENTESSA PHARMACEUTICALS HOLDINGS, INC. By Name: Title: BORROWER: CENTESSA BIOSCIENCES, INC. By Name: Title: BORROWER: CENTESSA PHARMACEUTICALS, LLC By Name: Title:

[Signature Page to Disbursement Letter] COLLATERAL AGENT AND LENDER: OXFORD FINANCE LLC By Name: Title: LENDER: OXFORD FINANCE CREDIT FUND II LP By: Oxford Finance Advisors, LLC, its manager By ________________________________________ Name: ____________________________________ Title: _____________________________________ LENDER: OXFORD FINANCE CREDIT FUND III LP By: Oxford Finance Advisors, LLC, its manager By ________________________________________ Name: ____________________________________ Title: _____________________________________

AMORTIZATION TABLE (Term [A][B][C] Loan) [see attached]

EXHIBIT C Compliance Certificate TO: OXFORD FINANCE LLC, as Collateral Agent FROM: Centessa Pharmaceuticals Holdings, Inc., on behalf of itself and all Borrowers The undersigned authorized officer (“Officer”) of Centessa Pharmaceuticals Holdings, Inc., hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement by and among Borrower, Collateral Agent, and the Lenders from time to time party thereto (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement), (a) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below; (b) There are no Events of Default, except as noted below; (c) Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date and for the period described in (a), above; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date. (d) Borrower, and each of Borrower’s Subsidiaries, has timely filed all required tax returns and reports, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.8 of the Loan Agreement; (e) No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders. Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year-end audit adjustments as to the interim financial statements. Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column. Reporting Covenant Requirement Actual Complies 1) Financial statements Quarterly within 45 days for the first three quarters (within 60 days of the fourth quarter) Yes No N/A 2) Annual (CPA Audited) statements Within 90 days after FYE Yes No N/A 3) Annual Financial Projections/Budget (prepared on a monthly basis) Annually (within 45 days of FYE), and when revised Yes No N/A 4) A/R & A/P agings If applicable Yes No N/A

5) 8-K, 10-K and 10-Q Filings If applicable, within 5 days of filing Yes No N/A 6) Compliance Certificate Quarterly within 45 days Yes No N/A 7) IP Report When required Yes No N/A Deposit and Securities Accounts (Please list all accounts; attach separate sheet if additional space needed) Institution Name Account Number Balance New Account? Account Control Agreement in place? 1) Yes No Yes No 2) Yes No Yes No 3) Yes No Yes No 4) Yes No Yes No Minimum Liquidity Requirement Covenant Requirement Actual Compliance 1) Minimum Liquidity Requirement – Section 6.10 Yes No [$_________] [$________] Other Matters 1) Have there been any changes in management since the last Compliance Certificate? Yes No 2) Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Loan Agreement? Yes No 3) Have there been any new or pending claims or causes of action against Borrower that involve more than One Million Dollars ($1,000,000.00)? Yes No 4) Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate. Yes No

Exceptions Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.) Centessa Pharmaceuticals Holdings, Inc., on behalf of itself and all Borrowers By Name: Title: Date: LENDER USE ONLY Received by: Date: Verified by: Date: Compliance Status: Yes No

EXHIBIT D Form of Secured Promissory Note [see attached]

SECURED PROMISSORY NOTE (Term [A][B][C] Loan) $____________________ Dated: [DATE] FOR VALUE RECEIVED, the undersigned, CENTESSA PHARMACEUTICALS HOLDINGS, INC., a Delaware corporation with offices located at 1 Federal Street, 38th Floor, Boston, MA 02110, CENTESSA BIOSCIENCES, INC., a Delaware corporation with offices located at 1 Federal Street, 38th Floor, Boston, MA 02110 and CENTESSA PHARMACEUTICALS, LLC, a Delaware limited liability company with offices located at 1 Federal Street, 38th Floor, Boston, MA 02110 (individually and collectively, jointly and severally, “Borrower”) HEREBY PROMISES TO PAY to the order of [OXFORD FINANCE LLC] [OXFORD FINANCE CREDIT FUND II LP] [OXFORD FINANCE CREDIT FUND III LP] (“Lender”) the principal amount of [___________] MILLION DOLLARS ($______________) or such lesser amount as shall equal the outstanding principal balance of the Term [A][B][C] Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term [A][B][C] Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated December 30, 2024 by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement. Principal, interest and all other amounts due with respect to the Term [A][B][C] Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”). The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note. The Loan Agreement, among other things, (a) provides for the making of a secured Term [A][B][C] Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. This Note may not be prepaid except as set forth in Section 2.2 (c) and Section 2.2(d) of the Loan Agreement. This Note and the obligation of Borrower to repay the unpaid principal amount of the Term [A][B][C] Loan, interest on the Term [A][B][C] Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement. Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived. Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due. This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York. The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof. BORROWER: CENTESSA PHARMACEUTICALS HOLDINGS, INC. By Name: Title: BORROWER: CENTESSA BIOSCIENCES, INC. By Name: Title: BORROWER: CENTESSA PHARMACEUTICALS, LLC By Name: Title:

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL Date Principal Amount Interest Rate Scheduled Payment Amount Notation By